UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

LA ROSA HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

LA ROSA HOLDINGS CORP.

1420 Celebration Blvd., 2nd Floor

Celebration, Florida 34747

(321) 250-1799

2024 ANNUAL MEETING OF STOCKHOLDERS

To be Held on November 19, 2024

October 7, 2024

Dear Stockholder:

You are invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of La Rosa Holdings Corp. (the “Company” or “La Rosa”), which will be held on November 19, 2024, at 9:00 a.m., Eastern Time. This year’s Annual Meeting will be a virtual meeting, conducted solely online. Hosting a virtual meeting will enable our stockholders to attend online and participate from any location around the world and support the health and well-being of our management, directors and stockholders. You will be able to attend the meeting, vote and submit your questions via the internet by visiting www.virtualshareholdermeeting.com/LRHC2024 and entering the control number included on your proxy card. You will not be able to attend the Annual Meeting physically in person.

At the Annual Meeting, stockholders will be asked to: (1) elect five directors; (2) ratify the appointment of the auditors of the Company for the fiscal year ended December 31, 2024; (3) approve the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan, (4) approve the Second Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan, and (5) approve the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate (the “Adjournment Proposal”). The Board of Directors (“Board”) believes that the proposals being submitted for stockholder approval are in the best interests of the Company and its stockholders and recommends a vote consistent with the Board’s recommendation for each proposal.

It is important that your shares be represented and that you vote at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to participate in the Annual Meeting online, please take the time to vote online, by telephone or, if you receive a printed proxy card, by returning a marked, signed and dated proxy card. If you participate in the Annual Meeting online, you may also vote your shares online at that time if you wish, even if you have previously submitted your vote.

Further details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2024 Annual Meeting of Stockholders (“Notice of Annual Meeting”) and 2024 Annual Meeting Proxy Statement (“Proxy Statement”).

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

Sincerely,

/s/ Joseph La Rosa
Joseph La Rosa
Chief Executive Officer, President and Chairman of the Board

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. The Notice of Internet Availability of Proxy Materials is first being mailed to our stockholders on or about October 7, 2024, which indicates that the Notice of Annual Meeting, this Proxy Statement and our 2023 Annual Report, are available at www.proxyvote.com.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 9:00 AM (Eastern Time) on November 19, 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders of La Rosa Holdings Corp. will be held virtually at www.virtualshareholdermeeting.com/LRHC2024 on November 19, 2024, at 9:00 a.m., Eastern Time for the following purposes:

1.	To elect five directors, Joseph La Rosa, Michael La Rosa, Lourdes Felix, Siamack Alavi, and Ned L. Siegel, each to hold office until our Annual Meeting of Stockholders to be held in 2025 or their respective successor is duly elected and qualified;

2.	To ratify the appointment of Marcum LLP as the independent auditors of the Company for the fiscal year ending December 31, 2024;

3.	To approve the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan;

4.	To approve the Second Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan;

5.	To approve the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate; and

6.	To transact such other business as may properly come before the meeting.

These proposals are more fully described in the Proxy Statement following this Notice of Annual Meeting.

The Board has fixed the close of business on September 20, 2024 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. To participate in the Annual Meeting online at www.virtualshareholdermeeting.com/LRHC2024, you will need the information included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Proxy Statement. We encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. You can vote your shares electronically via the internet, by telephone or if applicable, by completing and returning the proxy card or voting instruction card. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

On behalf of our entire Board of Directors, we thank you for your continued support.

By order of the Board of Directors,

/s/ Joseph La Rosa
Joseph La Rosa
Chief Executive Officer, President and Chairman of the Board
October 7, 2024

ii

PROXY STATEMENT

iii

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

SUMMARY INFORMATION

Our Board has made this Proxy Statement and related materials available to you in connection with the Board’s solicitation of proxies for the Annual Meeting to be held on November 19, 2024, and any adjournment of the Annual Meeting. To assist you in reviewing this meeting’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement in full.

Summary of Stockholder Voting Matters

Proposal	For More Information	Board of Directors Recommendation
Item 1: Election of five directors, Joseph La Rosa, Michael La Rosa, Lourdes Felix, Siamack Alavi, and Ned L. Siegel, each to hold office until our Annual Meeting of Stockholders to be held in 2025 and until their respective successor is duly elected and qualified;	Page 6	✔FOR

Item 2: Ratification of appointment of Marcum LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2024;	Page 27	✔FOR

Item 3: Approval of the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan;	Page 29	✔FOR

Item 4: Approval of the Second Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan;	Page 31	✔FOR

Item 5: Approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.	Page 37	✔FOR

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q: Why did I receive a Notice of Internet Availability of Proxy Materials?

A: In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to deliver this Proxy Statement and our 2023 Annual Report on Form 10-K (the “2023 Annual Report”) to the majority of our stockholders online in lieu of mailing printed copies of these materials to each of our stockholders (the “Notice Process”). If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive printed copies of our proxy materials unless you request them. Instead, the Notice provides instructions on how to access this Proxy Statement and our 2023 Annual Report online, as well as how to obtain printed copies of these materials by mail. We believe that the Notice Process allows us to provide our stockholders with the information they need in a more timely manner than if we had elected to mail printed materials, while reducing the environmental impact of, and lowering the costs associated with, the printing and distribution of our proxy materials.

The Notice is being mailed on or about October 7, 2024 to stockholders of record at the close of business on September 20, 2024 (the “Record Date”) and this Proxy Statement and our 2023 Annual Report will be available at www.virtualshareholdermeeting.com/LRHC2024 beginning on October 7, 2024. If you received a Notice by mail, but would rather receive printed copies of our proxy materials, please follow the instructions included in the Notice. You will not receive a Notice if you have previously elected to receive printed copies of our proxy materials.

Q: Can I vote my shares by filling out and returning the Notice?

A: No. However, the Notice contains instructions on how to vote your shares: (i) before the date of the Annual Meeting by way of completing and submitting your proxy online, by phone or by requesting and returning a written proxy card by mail, or (ii) at the Annual Meeting online at www.virtualshareholdermeeting.com/LRHC2024.

Q: How do I participate in the Annual Meeting?

A: To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/LRHC2024 at the time and date of the Annual Meeting and enter the sixteen-digit control number included on your Notice, your proxy card or the instructions from your broker that accompanied your proxy materials.

Q: Who is entitled to vote at the Annual Meeting?

A: Holders of our common stock and Series X Super Voting Preferred Stock (the “Series X Preferred Stock”) at the close of business on September 20, 2024, the record date for the Annual Meeting established by our Board, are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements.

At the close of business on September 20, 2024, there were 17,791,571 shares of common stock and 2,000 shares of Series X Preferred Stock outstanding. Holders of our common stock are entitled to one vote per share. Holders of our Series X Preferred Stock are entitled to 10,000 votes per share. Joseph La Rosa, the Company’s Chief Executive Officer, President and Chairman of the Board, beneficially owns 100% of the outstanding Series X Preferred Stock.

Q: What is the difference between a stockholder of record and a stockholder who holds La Rosa shares in street name?

A: If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your broker, bank or other holder of record, your shares are held in street name.

You may examine a list of the stockholders of record as of the close of business on September 20, 2024 for any purpose germane to the Annual Meeting during normal business hours during the 10-day period preceding the date of the meeting at 1420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747.

Q: What shares are included on the enclosed proxy card?

A: If you are a stockholder of record only, you will receive one proxy card from Broadridge for all shares of La Rosa common stock or Series X Preferred Stock that you hold. If you hold your shares in street name through one or more banks, brokers and/or other holders of record, you will receive proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your shares. If you are a stockholder of record and hold additional shares in street name, you will receive proxy materials from Broadridge and the third party or parties through which you hold your shares.

Q: What are the quorum requirements for the Annual Meeting?

A: The presence at the Annual Meeting, in person, by remote communication, or by proxy duly authorized, of holders of 33 1/3 % of the outstanding shares of stock of the Company entitled to vote at the Annual Meeting constitutes a quorum. Stockholders who participate in the Annual Meeting online at www.virtualshareholdermeeting.com/LRHC2024 will be deemed to be in person attendees for purposes of determining whether a quorum has been met. Shares of La Rosa stock represented by proxy will be treated as present at the Annual Meeting for purposes of determining whether there is a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

Q: What matters will stockholders vote on at the Annual Meeting?

A: Stockholders will vote on the following proposals:

●	Proposal 1—to elect five directors, Joseph La Rosa, Michael La Rosa, Lourdes Felix, Siamack Alavi, and Ned L. Siegel, each to hold office until the Company’s Annual Meeting of Stockholders to be held in 2025 or their respective successor is duly elected and qualified;

●	Proposal 2—to ratify the appointment of Marcum LLP as the independent auditor of the Company for the fiscal year ending December 31, 2024;

●	Proposal 3—to approve the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan;

●	Proposal 4— to approve the Second Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan; and

●	Proposal 5—to approve the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.

Q: What are my voting choices when voting for director nominees and what votes are required to elect directors to the Board?

A: You may vote in favor of all director nominees, withhold votes as to all director nominees or vote in favor of and withhold votes as to specific director nominees.

The election of each of our director nominees requires the affirmative vote of a plurality of the total number of votes cast by holders of shares of common stock and Series X Preferred Stock, with each share of common stock representing the right to one vote and each share of Series X Preferred Stock representing the right to 10,000 votes, respectively.

The Board recommends that our stockholders vote FOR the election of each of the director nominees.

Q: What are my voting choices when voting for the ratification of appointment of Marcum LLP as the independent auditor of the Company for the fiscal year ending December 31, 2024?

A: You may vote in favor of the ratification, vote against the ratification or abstain from voting on the ratification.

Shareholder approval for the appointment of our independent auditors is not required, but the Audit Committee and the Board are submitting the selection of Marcum LLP for ratification in order to obtain the views of our shareholders. The ratification of the appointment of Marcum LLP as the Company’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person, by remote communication, or by proxy and entitled to vote. If the appointment of Marcum LLP is not ratified, the Audit Committee will reconsider its future selection.

The Board recommends that our stockholders vote FOR the ratification of appointment of Marcum LLP as the independent auditor of the Company for the fiscal year ending December 31, 2024.

Q: What are my voting choices when voting for the approval of the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan?

A: You may vote in favor of the approval, vote against the approval or abstain from voting on the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan.

Shareholder approval for the approval of the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan, requires the affirmative vote of a majority of the shares present at the meeting in person, by remote communication, or by proxy and entitled to vote.

The Board recommends that our stockholders vote FOR the approval of the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan.

Q: What are my voting choices when voting for the approval of the Second Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan?

A: You may vote in favor of the approval, vote against the approval or abstain from voting on the Second Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan.

Shareholder approval for the approval of the Second Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan, requires the affirmative vote of a majority of the shares present at the meeting in person, by remote communication, or by proxy and entitled to vote.

The Board recommends that our stockholders vote FOR the approval of the Second Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan.

Q: What are my voting choices when voting for the approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate?

A: You may vote in favor of the approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.

Shareholder approval for the approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate, requires the affirmative vote of a majority of the shares present at the meeting in person, by remote communication, or by proxy and entitled to vote.

The Board recommends that our stockholders vote FOR the approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.

Q: Could other matters be decided at the Annual Meeting?

A: As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting, other than those referred to in this Proxy Statement.

If other matters are properly presented at the Annual Meeting for consideration, the officers who have been designated as proxies for the Annual Meeting will have the discretion to vote on those matters for stockholders who have submitted their proxy.

Q: What do I need to do now to vote at the Annual Meeting?

A: The Board is soliciting proxies for use at the Annual Meeting. Stockholders may submit proxies to instruct the designated proxies to vote their shares in any of three ways:

MAIL	INTERNET	PHONE

If you received printed proxy materials, mailing your signed proxy card or voter instruction card. If you choose to submit your proxy by mail, simply mark, date and sign your proxy and return it in the postage-paid envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. The signed proxy must be received prior to the Annual Meeting.	Submitting your proxy online at www.proxyvote.com. Internet proxy voting is available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Daylight Time, on November 18, 2024.	Submitting your proxy by telephone by using the toll-free telephone number provided on your Notice or your proxy card (1-800-690-6903). Telephone voting is available 24 hours a day, seven days a week, and will close at 11:59 p.m., Eastern Daylight Time, on November 18, 2024.

You may also participate in the Annual Meeting online at www.virtualshareholdermeeting.com/LRHC2024 and vote your shares online at that time, even if you have previously submitted your vote. To do so, you will need the sixteen-digit control number included on your Notice, your proxy card or the instructions from your broker that accompanied your proxy materials.

For shares of common stock held in street name, holders may submit a proxy online or by telephone before the date of the Annual Meeting if their broker, bank and/or other holder of record makes these methods available. If you submit a proxy online or by telephone, DO NOT request and return a printed proxy card from us or from your broker, bank and/or other holder of record. If you hold your shares through a broker, bank and/or other holder of record, follow the voting instructions you receive from your broker, bank and/or other holder of record.

Q: If I hold my shares in street name, will my broker, bank or other holder of record vote my shares for me?

A: If you hold your shares of common stock in street name, you must provide your broker, bank and/or other holder of record with instructions in order to vote these shares. If you do not provide voting instructions, whether your shares can be voted depends on the type of item being considered for a vote.

Non-Discretionary Items. The election of directors, approval of the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan and of the Second Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan are non-discretionary items and may NOT be voted on by your broker, bank and/or other holder of record absent specific voting instructions from you. If you do not provide your bank, broker and/or other holder of record with voting instructions, your shares of common stock will be represented by “broker non-votes” in the case of these proposals.

Discretionary Items. The ratification of appointment of Marcum LLP as the independent auditor of the Company for the fiscal year ending December 31, 2024 and the approval of the adjournment of the Annual Meeting for solicitation to permit further solicitation of proxies, if necessary or appropriate, are discretionary items. Generally, brokers, banks and/or other holders of record that do not receive voting instructions from you may vote on these proposals in their discretion and these votes will be counted for purposes of determining a quorum.

Q: What effect do abstentions and broker non-votes have on quorum requirements and the voting results for each proposal to be voted on at the Annual Meeting and are there dissenters’ rights?

A: Abstentions and shares represented by broker non-votes are counted as present for purposes of determining a quorum. Abstentions are treated as shares present and entitled to vote and, as a result, have the same effect as a vote against any proposal for which the voting standard is based on the number of shares present at the Annual Meeting (e.g., approval of adjournment meeting) and have no impact on the vote on any proposal for which the vote standard is based on the votes cast at the meeting (e.g., the election of directors). Shares represented by broker non-votes are not treated as shares entitled to vote and, as a result, have no effect on the outcome of any of the proposals to be voted on by stockholders at the Annual Meeting. Stockholders will not be entitled to dissenters’ rights with respect to any matter to be considered at the Annual Meeting.

Q: Can I change my vote or revoke my proxy?

A: Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Annual Meeting by:

●	submitting a later-dated proxy relating to the same shares online, by telephone or by mail before the date of the Annual Meeting;

●	delivering a written notice, bearing a date later than your proxy, stating that you revoke the proxy; or

●	participating in the Annual Meeting and voting online at that time at www.virtualshareholdermeeting.com/LRHC2024 (although virtual attendance at the Annual Meeting will not, by itself, change your vote or revoke a proxy).

To change your vote or revoke your proxy before the date of the Annual Meeting, follow the instructions provided on your Notice, proxy card or proxy materials to do so online or by telephone, or send a written notice or a new proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

If you hold your shares of common stock through a broker, bank and/or other holder of record, follow the instructions that you receive from your broker, bank and/or other holder of record if you wish to change your vote or revoke your proxy.

Q: What if I do not specify a choice for a matter when returning a proxy?

A: If you do not give specific instructions, proxies that are signed and returned will be voted FOR the election of all director nominees, FOR the ratification of appointment of Marcum LLP as the independent auditor of the Company for the fiscal year ending December 31, 2024, FOR the approval of the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan, FOR the approval of the Second Amended and Restated La Rosa Holdings Corp. 2022 Agen Incentive Plan, and FOR the approval of the adjournment of the Annual Meeting for solicitation to permit further solicitation of proxies, if necessary or appropriate.

Q: How are proxies solicited and who bears the related costs?

A: The Company bears all expenses incurred in connection with the solicitation of proxies. Following the initial mailing of the Notice and proxy materials, we will request brokers, banks and other holders of record to forward copies of these materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of these holders of record, will reimburse these parties for their reasonable expenses.

Q: What should I do if I have questions regarding the Annual Meeting?

A: If you have any questions about the Annual Meeting, the various proposals to be voted on at the Annual Meeting and/or how to participate in the Annual Meeting online at www.virtualshareholdermeeting.com/LRHC2024 and vote at that time and/or would like copies of any of the documents referred to in this Proxy Statement, contact Korey Alberts, Corporate Controller, at (321) 250-1799 or korey@larosarealtycorp.com.

Q: Where can I find more information about La Rosa?

A: La Rosa filed its 2023 Annual Report with the SEC on April 16, 2024. That report, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to stockholders upon written request. All written requests should be directed to: La Rosa Holdings Corp. Corporate Secretary, 1420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747. We also make available free of charge on or through our website, www.larosaholdings.com, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as soon as reasonably practicable after filing.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, five directors will be elected to serve until the next annual stockholders meeting or until such director’s successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

Our Nominating and Corporate Governance Committee recommended, and our Board nominated Joseph La Rosa, Michael La Rosa, Lourdes Felix, Siamack Alavi, and Ned L. Siegel as nominees for election as directors at the 2024 Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the annual meeting of shareholders to be held in 2025 or until his or her successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal.

For details regarding the qualifications and the specific experiences, qualifications and skills of each of our director nominees, see “Directors and Executive Officers” on page 7 of this Proxy Statement.

Each nominee has expressed his or her willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Required Vote

You may vote “FOR,” “AGAINST,” or “ABSTAIN” for each director nominee. Directors are elected by a plurality of the votes properly cast in person, by remote communication, or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. A “plurality vote” means that the winning candidate only needs to get more votes than a competing candidate. Because our directors are unopposed, he or she only needs one vote to be elected.

Our Amended and Restated Articles of Incorporation (“Articles of Incorporation”) do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted if authority is not withheld for the five (5) nominees’ election. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Broker non-votes and abstentions will not affect the outcome of the election of directors, although they will be counted for purposes of determining whether there is a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL No. 1.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information regarding our directors and executive officers.

Name:	Position(s):	Age:	Director Since:
Joseph La Rosa	Chief Executive Officer, President, Chairman of the Board of Directors, interim Chief Financial Officer (Principal Executive Officer) (Principal Financial Officer) (Principal Accounting Officer)	46	August 2021

Deana La Rosa	Chief Operating Officer	53	—

Alex Santos	Chief Technology Officer	42	—

Michael A. La Rosa	Director	42	February 2022

Siamack Alavi*	Director, Chairperson of Compensation Committee	60	October 2024

Lourdes Felix*	Director, Chairperson of Audit Committee	56	April 2024

Ned L. Siegel*	Director, Chairperson of Nominating and Corporate Governance Committee	73	February 2022

*	Member of the Audit Committee, of the Compensation Committee and of the Nominating and Corporate Governance Committee.

A brief description of the background and business experience of our executive officers and directors for the past five years is as follows:

Joseph La Rosa is the Company’s Founder and has been serving as the Company’s President, Chief Executive Officer and the Chairman of the Board since August 2021 and of its five subsidiaries (La Rosa Realty, LLC, La Rosa Property Management LLC, La Rosa CRE LLC, La Rosa Coaching, LLC and La Rosa Franchising, LLC) since their inception. A former police officer in Orlando, Florida, Mr. La Rosa entered his family’s commercial and residential real estate development business in 2001 and became President of La Rosa Development Corp., a position he holds today. From 2008 to 2010, as President of the Casa Latino group of companies, he co-developed the first Latino real estate franchise throughout the United States, which in 2010 was ranked by the National Association of Realtors as one of the Fastest Growing Real Estate Franchises in the U.S. In 2004, Mr. La Rosa founded La Rosa Realty, LLC and is responsible for its past and current growth into a customer-oriented agent-centric model of real estate brokerage powered by AI based technology tools. In addition to being home to over 2,000 real estate professionals and being one of the top three brokerages in the State of Florida and in the top 20 brokerages in the National Association of Realtors, La Rosa Realty, LLC has continued its growth and expansion into supporting auxiliary services such as La Rosa Property Management LLC, La Rosa CRE LLC (commercial), La Rosa Coaching, LLC and La Rosa Franchising, LLC. From October 2023, Mr. La Rosa serves as a Chief Executive Officer of Nona Legacy Powered By La Rosa Realty, Inc., a majority owned subsidiary of the Company. From December 2023 to date, Mr. La Rosa serves as the Manager of La Rosa Realty CW Properties, LLC, La Rosa Realty North Florida LLC, La Rosa Realty Orlando, LLC, and La Rosa Realty Premier, LLC, majority owned subsidiaries of the Company. From February 2024 to date, Mr. La Rosa serves as the Manager of La Rosa Realty Winter Garden LLC and Horeb Kissimmee Realty LLC, majority owned subsidiaries of the Company. From March 2024 to date, Mr. La Rosa serves as the Chief Executive Officer and a member of the Board of Directors of La Rosa Realty California, a subsidiary of the Company. From April 2024 to date, Mr. La Rosa serves as the Manager of La Rosa Realty Lakeland LLC, a majority owned subsidiary of the Company. From May 2024 to date, Mr. La Rosa serves as the Manager of La Rosa Realty Success LLC, a majority owned subsidiary of the Company. From August 2024, Mr. La Rosa also serves as the Manager of two wholly-owned subsidiaries of the Company: BF Prime LLC and Nona Title Agency LLC. Mr. La Rosa graduated from Florida International University with a Bachelor of Science degree in criminal justice. The Board believes that Mr. La Rosa’s entrepreneurial, real estate, investment and leadership experience makes him well qualified to serve as Chairman of our Board.

Deana La Rosa was appointed the Chief Operating Officer of the Company in February 2024. Ms. La Rosa brings over 30 years of expertise in finance and real estate to the Company. Ms. La Rosa joined the Company as a Director of Operations in September 2023. Prior to that she served as the CEO of Lighthouse Mortgage Solutions from June 2022 through August 2023 and held key positions in management at Union Home Mortgage Corp. from January 2019 through June 2022 and The Federal Savings Bank from July 2015 through January 2019 as an SVP, where Ms. La Rosa consistently led her teams to top producer status. With almost two decades as a licensed mortgage broker, she has excelled as an owner, sales manager, and operations manager. Notably, Ms. La Rosa played a pivotal role in coaching loan officers and realtors to achieve top-tier performance. Her educational background includes business management and accounting studies at Adelphi University, complemented by a certification in equities and bond market trading from the NY Institute of Finance. Ms. La Rosa’s extensive experience and commitment to excellence underscore her as a distinguished professional in finance and real estate. Ms. La Rosa is the spouse of our Chairman and Chief Executive Officer Joseph La Rosa.

Alex Sincler Santos joined the Company in February 2022, initially serving as the Director of Technology before assuming the role of Chief Technology Officer in August 2022. With over 28 years of experience in leadership and software development, Mr. Santos stands as a driving force of technological innovation, consistently delivering transformative solutions that yield substantial business value. Before joining La Rosa Holdings, Mr. Santos served as the Application Development Manager at COLAMCO, Inc., where he adeptly led a team of software developers to achieve a series of successful projects. From 1996 to 2013, Mr. Santos held pivotal roles in technology, including serving as a Senior Software Developer for AmeriBen/IEC Group, Senior Developer/Manager for Finance Express Mortgage, among other esteemed positions. In his current capacity as Chief Technology Officer, Mr. Santos spearheads the technological initiatives of the company, leveraging his expertise to drive innovation and growth focused on a high-tech high-touch approach. Mr. Santos’ dynamic leadership fosters a culture of excellence and collaboration within the technology team, propelling the company forward in a competitive market landscape. Mr. Santos’ educational background includes a bachelor’s degree in software engineering from PUC-PR and continuing education from Harvard University. Throughout his career, Mr. Santos has exemplified a relentless commitment to technological innovation and excellence, making significant contributions to the organizations he has served.

Michael A. La Rosa was appointed to serve as a member of the Company’s Board effective February 2022. From January 2021 to date, Mr. La Rosa has been serving as a Governor-appointed member of the Florida Public Service Commission which is responsible for regulating the state’s telecommunications, electrical, gas, water, and transport companies. In addition, he has been a realtor with La Rosa Realty, LLC since 2004. Mr. La Rosa has also been a Developer in La Rosa Development Corp. since January 2005. Mr. La Rosa was elected in 2012 to the Florida House of Representatives and served until November 2020. During his tenure he was Vice Chairman of Energy and Utilities Subcommittee (2013-2014), Republican Caucus Deputy Whip (2014), Regulatory Affairs Committee Vice Chairman (2015-2016), Gaming Control and Tourism Subcommittee Chairman (2017-2018) and Chairman of Commerce Committee (2019-2020) where he oversaw energy, regulatory and business-related policies. Mr. La Rosa holds a Bachelor of Science from the University of Central Florida. Mr. La Rosa is the brother of our Chairman and Chief Executive Officer Joseph La Rosa. The Board believes that Mr. La Rosa’s real estate, investment and government service experience makes him well qualified to serve on our Board and as a member of the Board’s committees.

Siamack Alavi was appointed to serve as a member of the Company’s Board effective October 2024. Mr. Alavi is an executive and entrepreneur with 40 years of experience in initiating, developing, and leading businesses across a range of sectors including health and wellness, digital marketing, franchising, and sports nutrition. In 2012, Mr. Alavi founded Muscle Media, a global fitness and health media outlet, which he owns and operates to date. Since 2016, Mr. Alavi owns and operates Infinite Labs Digital, a digital marketing agency, focusing on B2B and B2C growth solutions. From 2018 to 2020, Mr. Alavi owned and operated Salt Scene Halotherapy Center where he worked on increasing profitability by expanding services through partnerships and building customer loyalty. Since 2020, Mr. Alavi owns and operates The IV Lounge, a clinic offering IV hydration and wellness programming. Since 2020, Mr. Alavi works as a business manager at YMD Facial Plastic Surgery, focusing on optimization of the business’s financial performance by streamlining operations, implementing cost-saving measures, and increasing client engagement via marketing. In 2023, Mr. Alavi founded Direct Preventive Care, a preventive healthcare clinic offering personalized wellness and preventive care solutions, which he owns and operates to date. The Board believes that Mr. Alavi’s corporate governance and strategic business development experience, entrepreneurial background in a range of sectors ad expertise in managing large-scale operations and achieving revenue growth make him well qualified to serve on our Board and as an independent member of the Board’s committees.

Ambassador Ned L. Siegel was appointed to serve as a member of the Company’s Board effective February 2022. Ambassador Siegel is the President of The Siegel Group, a multi-disciplined international business management advisory firm he founded in 1997 in Boca Raton, Florida, specializing in real estate, energy, utilities, infrastructure, financial services, oil and gas and cyber and secure technology. Ambassador Siegel has served since 2013 as Of Counsel to the law firm of Wildes & Weinberg, P.C. From October 2007 until January 2009, he served as the United States Ambassador to the Commonwealth of The Bahamas. Prior to his Ambassadorship, in 2006, he served with Ambassador John R. Bolton at the United Nations in New York, as the Senior Advisor to the U.S. Mission and as the United States Representative to the 61st Session of the United Nations General Assembly. From 2003 to 2007, Ambassador Siegel served on the Board of Directors of the Overseas Private Investment Corporation (“OPIC”), which was established to help U.S. businesses invest overseas, fostering economic development in new and emerging markets, complementing the private sector in managing the risk associated with foreign direct investment and supporting U.S. foreign policy. Appointed by Governor Jeb Bush, Ambassador Siegel served as a Member of the Board of Directors of Enterprise Florida, Inc. (“EFI”) from 1999-2004. EFI is the state of Florida’s primary organization promoting statewide economic development through its public-private partnership. From February 2011 to April 2019, Ambassador Siegel served on the Board of Directors of PositiveID Corporation (OTCQB: PSID). From April 2014 to March 2020, Ambassador Siegel served as a director of the Board of Notis Global Inc. (OTC: NGBL). Ambassador Siegel presently serves on the Board of Directors of the following companies: Janover Inc., Nasdaq: JNVR, (from July 2023), Worksport Ltd., Nasdaq: WKSP, (from August 2021), Vocodia Holdings Corp., CBOE: VHAI (from January 2023), and Bannix Acquisition Corp., Nasdaq: BNIX, (from November 2022). He also presently serves in an advisory capacity to the U.S. Medical Glove Company. Ambassador Siegel received a B.A. from the University of Connecticut in 1973 and a J.D. from the Dickinson School of Law in 1976. In December 2014, he received an honorary degree of Doctor of Business Administration from the University of South Carolina. The Board believes that Ambassador Siegel’s vast professional experience, education, and professional credentials qualify him to serve as a member of the Company’s Board, and as an independent member of the Board’s committees.

Lourdes Felix was appointed to serve as a member of the Company’s Board effective April 2024. Ms. Felix is an entrepreneur and corporate finance executive with 30 years of combined experience in capital markets, public accounting and in the private sector. She currently serves as Chief Executive Officer, Chief Financial Officer, and a member of the board of directors of BioCorRx Inc. (OTCQB: BICX), a company focused on addiction treatment solutions and related disorders. She has been with BioCorRx since October 2012. Ms. Felix is one of the founders and President of BioCorRx Pharmaceuticals Inc., a majority owned subsidiary of BioCorRx Inc. Prior to joining BioCorRx, her experience was in the private sector and public accounting. Since October 2021, Ms. Felix has been serving as a member of the Board of Directors of Siyata Mobile, Inc. (Nasdaq: SYTA), as an independent director, a chairperson of the Audit Committee, and a member of Compensation Committee and Nominating and Corporate Governance Committee. Since January 9, 2023, Ms. Felix has also been serving as a member of the Board of Directors of Avalon GloboCare Corp. (Nasdaq: ALBT), as an independent director and the Chair of the Compensation Committee. Ms. Felix has expertise in finance, accounting, company-wide operations, budgeting, and internal control principles including GAAP, SEC, and Sarbanes-Oxley Act compliance. She has a thorough knowledge of federal and state regulations and has successfully managed and produced SEC regulatory filings. She also has extensive experience in developing and managing financial operations. Ms. Felix holds a Bachelor of Science in Accounting from the University of Phoenix. She is also an MBA candidate at D’Amore-McKim School of Business, Northeastern University. The Board believes that Ms. Felix is qualified to serve as a director of the Board of the Company because of her extensive investment and executive-level management experience, financial expertise, and extensive experience serving as a board member of public companies.

Directors serve until the next annual meeting of stockholders and their respective successors are elected and qualified, subject to the earlier of their death, resignation or removal. Our executive officers are elected by, and serve at the discretion of, our Board, subject to the terms of any employment or other agreements.

CORPORATE GOVERNANCE

Term of Office

Directors serve until the next annual meeting of stockholders and their respective successors are elected and qualified, subject to the earlier of their death, resignation or removal. Our executive officers are elected by, and serve at the discretion of, our Board, subject to the terms of any employment or other agreements.

Our Controlled Company Status

Because, as of September 20, 2024, Mr. La Rosa beneficially owns 5,991,431 shares of our common stock and 2,000 shares of our Series X Preferred Stock which has 10,000 votes per share when voting together with the common stock, which will represent in the aggregate 25,991,431 votes, he can elect all of our directors and decide all other matters. Accordingly, we are a “controlled company” under the Nasdaq rules. A controlled company is not required to have a majority of independent directors or form an independent compensation or nominating and corporate governance committee.

However, we have a majority of independent directors on our Board and do not currently intend to utilize the exemptions provided by the Nasdaq rules. Nevertheless, for as long as we remain a “controlled company,” we could take advantage of these exemptions at any time. In the event that we cease to be a “controlled company,” we will be required to comply with these provisions within the transition periods specified in the Nasdaq Rules.

Family Relationships

Except for our director, Mr. Michael A. La Rosa, who is the brother of our Chairman and Chief Executive Officer Joseph La Rosa, and our Chief Operating Officer, Ms. Deana La Rosa, who is the spouse of our Chairman and Chief Executive Officer, Joseph La Rosa, and the sister-in-law of our director, Mr. Michael A. La Rosa, there are no family relationships among any of our officers or directors.

Involvement in Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics (the “Code”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code on our website, www.larosaholdings.com. In addition, we will post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the Code. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

Insider Trading Policy

In June 2024, we adopted an Amended and Restated insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards applicable to us. Our insider trading policy, among other things, prohibits our directors, officers, and employees from holding our securities in a margin account or pledging our securities as collateral for a loan. In addition, our insider trading policy prohibits employees, officers, and directors from engaging in put or call options, short selling, or similar hedging activities involving our stock.

Board Leadership Structure

Our Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our Board currently believes that our existing leadership structure, under which Mr. La Rosa serves as our Chief Executive Officer and as Chairman of the Board, is effective, provides the appropriate balance of authority between independent and non-independent directors, and achieves the optimal governance model for us and for our stockholders.

Board Risk Oversight

Our Board as a whole has responsibility for risk oversight. Our Board exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board and its committees are informed by reports from our management teams to provide visibility to our Board about the identification, assessment, and management of key risks and our management’s risk mitigation strategies. Our Board has primary responsibility for evaluating strategic and operational risks, including those related to significant transactions. Our Audit Committee has primary responsibility for overseeing our major financial and accounting risk exposures and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our Compensation Committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our Nominating and Corporate Governance Committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our Board on these matters.

In its governance role, and particularly in exercising its duty of care and diligence, our Board is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board has broad and ultimate oversight responsibility for our risk management processes and programs, and executive management is responsible for the day-to-day evaluation and management of risks to the Company. We do not have a policy as to whether our Chairperson and Chief Executive Officer’s roles should be separate. Instead, our Board makes this determination based on what best serves our Company’s needs at any given time.

Board Diversity Matrix

On August 6, 2021, the SEC approved Nasdaq’s proposed rule changes regarding board diversity, which require listed companies to:

●	disclose statistical information regarding the diversity of the company’s board; and

●	have, or explain why they do not have, at least two diverse directors on the board of directors.

Nasdaq-listed companies, subject to certain exceptions, must disclose statistical information on the company’s board of directors related to a director’s self-identified gender, race, and self-identification as LGBTQ+. Nasdaq Rule 5606 of the Nasdaq Listing Rules includes a uniform matrix format for the disclosure, which companies are required to provide annually in their proxy statement or on their website.

Companies must disclose the board matrix annually by December 31.

Nasdaq-listed companies, with certain exceptions, will also need to either:

●	Have at least:

	○	one director who self-identifies as female, without regard to the individual’s designated sex at birth; and

	○	one director who self-identifies as an “underrepresented minority” or LGBTQ+, as defined in the proposal.

●	Explain why the company does not have at least two directors on its board who self-identify in the categories listed above.

Nasdaq Rule 5605 includes scaled board diversity requirements for smaller reporting companies, foreign issuers and companies with boards comprised of five or fewer directors. In addition, the board diversity requirement will be phased in for each of Nasdaq’s three tiers. Since the Company is listed on the Nasdaq Capital Market the Company had until December 31, 2023 to have at least one diverse director and until December 31, 2026 to have two diverse directors, or explain why they do not in either case.

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (as of December 31, 2023)

Total Number of Directors:	5

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender

Directors	1	3		1

Part II: Demographic Background

African American or Black

Alaskan Native or American Indian

Asian

Hispanic or Latino		2

Native Hawaiian or Pacific Islander

White	1	1

Two or More Races or Ethnicities

LGBTQ+

Did Not Disclose Demographic Background				1

Board Diversity Matrix (as of October 7, 2024)

Total Number of Directors:	5

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender

Directors	1	4

Part II: Demographic Background

African American or Black

Alaskan Native or American Indian

Asian

Hispanic or Latino	1	2

Native Hawaiian or Pacific Islander

White		1

Two or More Races or Ethnicities

LGBTQ+

Did Not Disclose Demographic Background		1

Our Board seeks members from diverse professional backgrounds who combine a solid professional reputation and knowledge of our business and industry with a reputation for integrity. Our Board does not have a formal policy concerning diversity and inclusion but is in the process of establishing a policy on diversity. Diversity of experience, expertise, and viewpoints is one of many factors the Nominating and Corporate Governance Committee considers when recommending director nominees to our Board. Further, our Board is committed to actively seeking highly qualified women and individuals from minority groups and the LGBTQ+ community to include in the pool from which new candidates are selected. Our Board also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our Company.

Director Independence

We use the definition of “independence” of The Nasdaq Stock Market LLC (“Nasdaq”) to make this determination. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of our Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of our Company;

●	the director or a family member of the director accepted any compensation from our Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for Board or Board committee service);

●	a family member of the director is, or at any time during the past three years was, an executive officer of our Company;

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which our Company made, or from which our Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of our Company served on the Compensation Committee of such other entity; or

●	the director or a family member of the director is a current partner of our Company’s outside auditor, or at any time during the past three years was a partner or employee of our Company’s outside auditor, and who worked on our Company’s audit.

Our Board has determined that three directors, Mr. Siegel, Ms. Lourdes and Mr. Alavi, are independent directors as defined in the Nasdaq listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules. Under such rules, Mr. Joseph La Rosa is not independent due to his position as our Chief Executive Officer. Also, as the brother of Joseph La Rosa, Michael A. La Rosa not deemed to be independent.

Board Committees

Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each comprised entirely of independent directors.

Audit Committee

Our Audit Committee consists of three independent directors: Ms. Felix, Mr. Siegel and Mr. Alavi. Ms. Felix is the Chairman of the Audit Committee. The Audit Committee will have at all times at least one “independent director” who is “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Our Board has determined that Ms. Felix qualifies as an “Audit Committee financial expert,” as defined under rules and regulations of the SEC. Currently, all members of our Audit Committee meet the applicable independence requirements under Nasdaq Rules and Rule 10A-3 of the Exchange Act.

The responsibilities of the Audit Committee are included in a written charter. The Audit Committee acts on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to our accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements and reports and also assists our Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include, among others, the following:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our annual disclosure report;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Compensation Committee

Our Compensation Committee is comprised of three individuals, each of whom is an independent director. Mr. Alavi serves as the Chairman of the committee.

The Compensation Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing our compensation policies, plans and programs; and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The responsibilities of the Compensation Committee are included in its written charter. The Compensation Committee’s responsibilities include, among others:

●	reviewing, modifying and approving and making recommendations to our Board regarding our overall compensation strategy and policies, and reviewing, modifying and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;

●	determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the Chief Executive Officer’s compensation;

●	determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our executive officers and other members of senior management;

●	reviewing and approving (or, if it deems appropriate, making recommendations to our Board regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and other senior management;

●	conducting periodic reviews of the base compensation levels of all of our employees generally;

●	reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;

●	reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, 401(k) plans, supplemental retirement plans and similar programs, if any; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans; and

●	reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, reviewing and discussing at least annually the relationship between our risk management policies and practices and compensation and evaluating compensation policies and practices that could mitigate any such risk.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee (“Nominating Committee”) is comprised of three individuals, each of whom is an independent director. Mr. Siegel serves as the Chairman of the committee. The responsibilities of the Nominating Committee are included in its written charter, which is available on the Company’s website, www.larosaholdings.com. The Nominating Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing all aspects of our nominating and corporate governance functions. The responsibilities of the Nominating Committee include, among others:

●	making recommendations to our Board regarding corporate governance issues;

●	identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by our Board);

●	determining the minimum qualifications for service on our Board;

●	reviewing and evaluating incumbent directors;

●	instituting and overseeing director orientation and director continuing education programs;

●	serving as a focal point for communication between candidates, non-committee directors and our management;

●	recommending to our Board for selection candidates to serve as nominees for director for the annual meeting of stockholders;

●	making other recommendations to our Board regarding matters relating to the directors;

●	reviewing succession plans for our Chief Executive Officer and our other executive officers;

●	reviewing and overseeing matters of corporate responsibility and sustainability, including potential long- and short-term trends and impacts to our business of environmental, social, and governance issues, and our public reporting on these topics; and

●	considering any recommendations for nominees and proposals submitted by stockholders.

In making nominations, the Nominating Committee intends to submit candidates who have high personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. In evaluating nominees, the Nominating Committee intends to take into consideration attributes such as leadership, independence, interpersonal skills, financial acumen, business experiences and industry knowledge.

One of the primary responsibilities of the Nominating Committee is to make appropriate recommendations to the Board for the appointment or re-appointment of directors. The Company seeks to have directors who, in addition to relevant commercial and business expertise, meet the highest standards of character and personal integrity, judgment and critical thinking, who have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others, who are free of any conflict of interest that would interfere with proper performance of their responsibilities, who are willing and able to devote sufficient time to the affairs of the Company, and have the capacity and desire to represent the best interests of the stockholders of the Company as a whole. In recommending appointments to the Board, the Nominating Committee is mindful of the overall balance of the skills, knowledge and experience of Board members against the current and future requirements of the Company and of the benefits of diversity. The Company recognizes the importance of diversity at all levels of the Company as well as on the Board and considers overall Board balance and diversity when appointing new directors.

The Company employs multiple strategies in identifying director nominees, including the obtaining of recommendations from security holders, from current directors, and from the Company’s corporate advisors. The Company also intends to utilize professional recruitment firms, as may be required, in seeking qualified director nominees. The qualifications of director nominees are evaluated by the Nominating Committee to determine if the director nominees have the requisite expertise to maintain a proper balance of skills required by the Board. The Nominating Committee does not have a formal policy with respect to the consideration of director candidates recommended by stockholders, however, there are no differences in the evaluation of director nominees recommended by security holders. Director nominees are interviewed in depth by the Nominating Committee and the Board to further qualify the director nominees and evaluate the personal integrity and character of the candidate.

Meetings of the Board of Directors

During its fiscal year ended December 31, 2023, Board formally met a total of 3 times and our Audit Committee met 1 time in 2023. The Board also acted by written consent on numerous occasions.

Indemnification and Limitation on Liability of Directors

Our Articles of Incorporation limit the liability of our directors to the fullest extent permitted by Nevada law. Nothing contained in the provisions will be construed to deprive any director of his right to all defenses ordinarily available to the director nor will anything herein be construed to deprive any director of any right he may have for contribution from any other director or other person.

At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any other of the Company’s filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

The Audit Committee is comprised of three non-management directors, each of whom is independent as that term is defined in the rules of Nasdaq and satisfies the audit committee independence standard under Rule 10A-3(b)(1) of the Exchange Act.

The Audit Committee operates under a written Audit Committee charter that was approved by the Audit Committee and the Board. The Audit Committee held 1 meeting during 2023.

The Audit Committee has reviewed and discussed with the management of Marcum LLP the independent registered public accounting firm for the Company, the audited financial statements of the Company for the year ended December 31, 2023. The Audit Committee has discussed with Marcum LLP, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board, as in effect on the date of this Proxy Statement.

Marcum LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence, and the Audit Committee discussed with Marcum LLP the latter’s independence, including whether its provision of non-audit services compromised such independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the SEC.

Submitted by the Members of the Audit Committee,

Lourdes Felix (Chairperson)
Siamack Alavi
Ned L. Siegel

EXECUTIVE COMPENSATION

The following table summarizes compensation for the years ended December 31, 2023 and 2022 for our “named executive officers” (the “NEOs”), namely our (i) principal executive officer (PEO); (ii) our two other most highly compensated executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2023; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to Item 402(m)(2)(ii) of Regulation S-K but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year.

Summary Compensation Table

				Stock	Option	All other
	Fiscal	Salary	Bonus	awards	awards	compensation	Total
Name and principal position	Year	($)(1)	($)	($)	($)	($)	($)

Joseph La Rosa, Founder, President and	2022	$461,538	$—	$—	$—	$—	$461,538
Chief Executive Officer(2) (PEO)	2023	$500,000	$126,080	$	$1,395,000	$—	$2,021,080

Kent Metzroth, Executive Vice President and	2022	$55,000	$2,000	$—	$—	$—	$57,000
Chief Financial Officer(3)	2023	$330,000	$—	$—	$—	$—	$330,000

Alex Santos, Chief Technology Officer	2022	$141,023	$6,391	$—	$—	$—	$147,414
	2023	$178,333	$14,250	$46,580	$—	$—	$239,163

(1)	Reflects base salary earned during the fiscal year covered.
(2)	Does not include dividends received by Mr. La Rosa in 2022.
(3)	Mr. Metzroth commenced his employment on November 1, 2022 and resigned effective September 30, 2024.

Employment Agreements

We currently have the following employment agreements with our NEOs:

Joseph La Rosa

On April 29, 2022, we entered into an amended and restated employment agreement with Mr. Joseph La Rosa to serve as our Chief Executive Officer, which was further amended on May 17, 2023, on December 7, 2023, and on September 19, 2024. In addition, he serves as a director and Chairman of the Board, and the board will, during the term, of his agreement, nominate and recommend him for election as a director but he will not receive any additional compensation in respect of his appointment as a director or Chairman of Company. The employment agreement of Mr. La Rosa is for an initial term of one year starting January 1, 2022, and will renew automatically for successive one-year periods thereafter unless prior to 90 days before the anniversary date, either party notices the other that it will not extend the agreement for another year. The Company pays Mr. La Rosa an annual base salary of $500,000 during the term of the agreement, and he is eligible to receive a “Target Bonus” at the rate of 100% of his base salary and stock options for 1.0% of the total outstanding shares of Company common stock which will be payable to the extent the applicable performance goals are achieved which goals and payment matrices will be set by the Compensation Committee of the Board. Mr. La Rosa may be eligible to receive other bonuses throughout the calendar year in the amount and based on the terms approved by the Compensation Committee of the Board. Mr. La Rosa is also entitled to receive: (i) annual long term equity awards of at least 1.0% of the outstanding shares of the Company’s common stock as determined by the Compensation Committee of the Board inside or outside of any established equity plan, (ii) milestone equity awards in the total amount of 2,600,000 shares of the Company’s common stock to be granted in the form of stock options with cashless exercise provision (at the discretion of Mr. La Rosa) from time to time upon achievement by Mr. La Rosa of milestones described in the employment agreement, and (iii) a milestone equity award of 200,000 shares upon the closing of each acquisition after December 7, 2023. The amount and terms of the long-term incentive awards awarded to him will be set by the Compensation Committee. He is also entitled to receive perquisites including a corporate automobile, cellular telephone, health and disability insurance and participation in the Company’s 401(k) plan. Mr. La Rosa will be entitled to 40 days of annual vacation plus Company observed holidays per calendar year and will be reimbursed for his business travel expenses. Any amounts payable under the employment agreement are subject to any policy established by the Company providing for claw back or recovery of amounts that were paid to Mr. La Rosa. The Company will make any determination for claw back or recovery in its sole discretion and in accordance with any applicable law or regulation.

Mr. La Rosa’s employment may be terminated by him or the Company at any time and for any or no reason with least 90 days advance written notice from the terminating party. If Mr. La Rosa’s employment is terminated by his failure to renew his agreement, by the Company for “cause” (as defined in the agreement) or by Mr. La Rosa without “good reason” (as defined in the agreement), then he will be entitled to receive: (i) any accrued but unpaid Base Salary and accrued but unused paid time off; (ii) reimbursement for unreimbursed business expenses properly incurred; and (iii) such employee benefits (including equity compensation), if any, to which he may be entitled under the Company’s employee benefit plans as of the date of termination (“Accrued Amounts”), but he shall not be entitled to any severance or termination payment.

If Mr. La Rosa’s employment is terminated by his death or disability, the Company will pay him or his estate an amount equal to the sum of: (i) the Accrued Amounts; and (ii) a payment equal to the product of (i) the Target Bonus and (ii) a fraction, the numerator of which is the number of days that he was employed by the Company during the year of termination and the denominator of which is the number of days in such year (the “Pro Rata Bonus”). If Mr. La Rosa’s employment is terminated other than for cause, non-renewal of his employment agreement by the Company or if he terminates the agreement for good reason, he will receive from the Company: (i) a lump sum payment of $2,500,000; (ii) the Accrued Amount; (iii) Company reimbursement health insurance continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) until the earliest of: (a) the eighteen month anniversary of the date of his termination of employment; (b) the date that he is no longer eligible to receive COBRA continuation coverage; and (c) the date on which he receives substantially similar coverage from another employer or other source; and (iv) the treatment of any outstanding equity awards shall be determined in accordance with the terms of the 2022 Equity Incentive Plan.

The Company has agreed to indemnify Mr. La Rosa to the fullest extent permitted by applicable law and the Company’s bylaws. As a condition of his employment with the Company, he executed the Company’s employee non-compete agreement.

Alex Santos

On January 10, 2022, we entered into an employment agreement with Mr. Alex Santos, to serve as our Chief Technology Officer as of February 1, 2022. The term of the agreement shall continue until it is terminated by either the Company or Mr. Santos upon 60 days prior written notice. In consideration of his services, the Company is to pay Mr. Santos an annual salary of $180,000. Following the end each calendar year beginning with the 2022 calendar year, Mr. Santos is eligible to receive an annual bonus. Mr. Santos’ minimum guaranteed annual bonus shall be $15,000 payable in quarterly installments. The Company granted to Mr. Santos 2,000 shares of restricted common stock, which shall vest on the one-year anniversary of the effective date of the agreement. On each year thereafter, on the annual anniversary of the date of the effective date of the agreement, the Company shall grant Mr. Santos an additional 2,000 shares of restricted common stock which shall vest on the one-year anniversary of issuance.

Mr. Santos is also entitled to receive other benefits generally available to other Company employees and he will be reimbursed for his documented and approved expenses related to and for promoting the business of the Company. Mr. Santos is entitled to three weeks paid vacation per year.

The employment agreement contains covenants of Mr. Santos concerning: (i) the confidentiality of Company information; (ii) the assignment of his work product to the Company; (iii) his non-solicitation of Company clients or employees during his term of employment and for three years thereafter; and (iv) his non-disparagement of the Company or its directors, officers and employees. If his employment is terminated under any circumstances other than a termination by the Company without cause or a termination by him for good reason (including a voluntary termination by Mr. Santos without good reason or a termination by the Company for cause or due to Mr. Santos’ death or disability), the Company’s obligations under the employment agreement will immediately cease and Mr. Metzroth will only be entitled to receive: (i) the Salary that has accrued and is unpaid and to which Mr. Santos is entitled as of the effective date of such termination and to the extent consistent with general Company policy; (ii) unreimbursed business expenses; (iii) any bonus earned and approved by the Board but not yet paid; (iv) any amounts or benefits to which he is then entitled under the terms of the benefit plans then-sponsored by the Company. If Mr. Santos employment is terminated by the Company without cause or in the event of change in control of the Company (whether or not Mr. Santos is retained by a successor entity), the Company shall pay to Mr. Santos in a single lump sum an amount of $100,000.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by the NEOs of the Company as of December 31, 2023:

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Joseph La Rosa, CEO	900,000	—	—	$2.09	12/7/2033	—	—	—	—
Kent Metzroth, CFO	359,120	—	—	$1.73	12/20/2024	—	—	—	—
Alex Santos, CTO	—	—	—	$—	—	4,000	$6,000	4,000	$6,000

2022 Equity Incentive Plan

We have adopted the 2022 Equity Incentive Plan (the “2022 Plan”) that was approved by our stockholders and effective as of January 10, 2022. The following is a summary of the material features of the 2022 Plan which is qualified in its entirety by reference to the 2022 Plan which is filed as an exhibit to this report.

Purpose. The 2022 Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors, and consultants of the Company, all of whom are responsible for the Company’s future growth. The Plan is designed to attract and retain qualified personnel, reward employees, officers, directors, and consultants for their services to the Company, and motivate such individuals through added incentives to further contribute to the Company’s success.

Eligibility. The 2022 Plan will provide an opportunity for any employee, officer, director, or consultant of the Company (which may include agents of the Company), subject to any limitations provided by federal or state securities laws, to receive incentive stock options (to eligible employees only), non-qualified stock options, restricted stock awards, other stock awards, or any combination of the foregoing. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Compensation Committee in its discretion shall deem relevant. Incentive stock options granted under the 2022 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Non-qualified (non-statutory stock options) granted under the 2022 Plan are not intended to qualify as incentive stock options under the Code. No awards can be issued to any person in consideration for services rendered where such services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities.

No incentive stock option may be granted under the 2022 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Administration. The Plan will be administered by the Compensation Committee of the Board. The Compensation Committee will have the exclusive right to interpret and construe the 2022 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2022 Plan.

Shares Subject to the 2022 Plan. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the 2022 Plan is 5,000,000 shares as adjusted for the 1-for-10 Reverse Stock Split on March 21, 2022 and adjusted for the 2-for-1 Forward Stock Split on April 17, 2023. Such shares of common stock will be made available from the authorized and unissued shares of the Company.

If shares of common stock subject to an option or performance award granted under the 2022 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares will become available again for grants under the 2022 Plan. If shares of restricted stock awarded under the 2022 Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall not again be available under the 2022 Plan. Similarly, any shares cancelled in cashless exercises are not available for re-issuance under the 2022 Plan.

The Company cannot determine the amounts of awards that will be granted or allocated under the 2022 Plan or the benefits of any awards to the executive officers and directors of the Company or employees who are not executive officers as a group. Under the terms of the 2022 Plan, the number of awards to be granted is within the discretion of the Compensation Committee. The Compensation Committee may issue options, shares of restricted stock, restricted stock units or other awards under the 2022 Plan for such consideration as determined in their sole discretion, subject to applicable law. Since the date it was approved by the Board and the sole stockholder, we have issued 3,792,910 options, net, 594,000 shares of restricted stock, and 428,658 restricted stock units, net, to certain of our agents, consultants and employees.

Pricing; Vesting; Expiration. The Compensation Committee, in its sole discretion, will determine the exercise price of any options granted under the 2022 Plan which exercise price will be outlined in an agreement evidencing the option, provided, however, that at no time will the exercise price be less than the par value per share of the Company’s common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of non-statutory options may not be less than the common stock’s fair market value on the grant date. The exercise price of options granted under the 2022 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Compensation Committee: (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the SEC.

Options and other Awards granted under the 2022 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Compensation Committee. The Compensation Committee has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Compensation Committee. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

The Compensation Committee will determine the expiration date of options and other awards granted under the 2022 Plan. The maximum term of options and performance shares under the 2022 Plan is ten years, except that the maximum term is five years in certain cases.

Adjustments. Upon the occurrence of: (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company); and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options will become immediately exercisable in full, subject to any appropriate adjustments, and will remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed will be paid out as soon as practicable, and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed will be deemed vested, and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

Modification of Awards. The Compensation Committee may reprice any stock option without the approval of the stockholders of the Company. For this purpose, “reprice” means: (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a stock option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles, or (C) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another stock option, restricted stock or other equity, unless the cancelation and exchange occur in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by the exchange or market on which the Company’s common stock then trades or is quoted. In addition to, and without limiting the above, the Compensation Committee may permit the voluntary surrender of all or a portion of any stock option granted under the 2022 Plan to be conditioned upon the granting to the participant of a new stock option for the same or a different number of shares of common stock as the stock option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new stock option to such participant. Subject to the provisions of the 2022 Plan, such new stock option will be exercisable at such option price, during such option period and on such other terms and conditions as are specified by the Compensation Committee at the time the new stock option is granted. Upon surrender, the stock options surrendered will be cancelled, and the shares of common stock previously subject to them will be available for the grant of other stock options.

Termination of Employment or Consulting. The incentive stock options will lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2022 Plan, or within such period following termination of service as determined by the Compensation Committee and set forth in the related award agreement; provided, further, that such period will not exceed the period of time ending on the date three (3) months following termination of service. Non-incentive stock options are governed by the related award agreements.

Tax Withholding. To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Compensation Committee, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Federal Tax Consequences. The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the 2022 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

Incentive Stock Options. There will be no federal income tax consequences to either the recipient upon the grant of an incentive stock option or us. Upon exercise of the option, the excess of the stock’s fair market value over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the stock sale before the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the shares’ sale will be long-term capital gain or loss and will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards. Non-statutory stock options and restricted stock awards granted under the 2022 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us because of the grant. Upon acquiring the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Internal Revenue Code of 1986 (the “Code”)), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such an election is not made, the recipient will generally recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the stock’s fair market value on such a future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term, depending on whether the stock has been held for more than one year.

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our Company (referred to as a covered employee) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our Company, may cause this limitation to be exceeded in any particular year.

Modification; Amendment; Termination. The Compensation Committee may adopt, establish, amend and rescind such rules, regulations, and procedures as it may deem appropriate for the proper administration of the 2022 Plan, make all other determinations which are, in the Compensation Committee’s judgment, necessary or desirable for the proper administration of the 2022 Plan, amend the 2022 Plan or a stock award as provided under the 2022 Plan, or terminate or suspend the 2022 Plan as provided therein. The Compensation Committee may also amend the 2022 Plan at any time and from time to time. However, except for adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent that stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. The Compensation Committee may submit any other amendment to the 2022 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Unless sooner terminated, the 2022 Plan will terminate ten years from the date of its adoption by our Board.

2022 Agent Incentive Plan

Original Agent Plan

In March 2022, we have adopted, as an adjunct to the 2022 Plan, our 2022 Agent Incentive Plan and Participation Election Form (“Original Agent Plan”), which was further amended in April 2022. The Original Agent Plan is a voluntary compensation plan for our agents who wish to participate in it. The Original Agent Plan included the following components:

●	Participants in the Original Agent Plan who perform more than 20 sale transactions or make more than $6,000,000 gross sales volume in verified listing or buy side transactions with La Rosa Realty LLC in a given fiscal year, will receive a number of shares of restricted stock units (“RSUs”) which would be equivalent to $2,000 based on the prior 30 day volume weighted average closing price of the Company’s common stock on the Nasdaq Stock Market as of the RSU grant date. Such RSUs vest equally over the 24 months period starting in the month after the award is granted and released as such shares vest. Participants who terminate their relationship with the Company or did not pay their agent dues during the vesting period will forfeit any unvested shares as of the month of termination or 60 days after the dues become payable.

●	A participant in the Original Agent Plan will receive a number of shares of RSUs which would be equal to $200 based on the prior 30 day volume weighted-average closing of the Company’s common stock on the Nasdaq Stock Market as of the RSU grant date for recruitment of every agent who becomes an agent of the Company and remains an agent of the Company for at least 12 consecutive months.

●	If a participant recruits ten (10) agents who become agents of the Company and remain agents of the Company for at least 12 consecutive months, that participant will receive a number of shares of RSUs that will have a value of $8,000 based on the prior 30 day volume weighted-average closing price of the Company’s common stock on the Nasdaq Stock Market as of the RSU grant date. Such RSUs vest equally over the 24 months period starting in the month after the award is granted and released as such shares vest. Participants who terminate their relationship with the Company or did not pay their agent dues during the vesting period will forfeit any unvested shares as of the month of termination or 60 days after the dues become payable.

Amended Agent Plan

In March 2024, the Compensation Committee of the Board has approved an Amended and Restated 2022 Agent Incentive Plan (the “Amended Agent Plan”), which replaced the Original Agent Plan in its entirety.

Pursuant to the Amended Agent Plan, all participation in this Agent Plan is voluntary and no agent or broker will be penalized for not participating in the plan. The Company may sell, and may, in the Compensation Committee’s absolute discretion, grant, shares of the Company’s common stock or RSUs to all agents and brokers in good standing with the Company, including each of the Company’s majority owned subsidiaries (the “Majority Subsidiaries”), who are defined as “consultants” under the 2022 Plan (“Participants”) as a part of their, or as additional, compensation.

All agents and brokers in good standing with the Company and each of the Company’s Majority Subsidiaries (as described in that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary) are eligible to participate in the Amended Agent Plan unless they are licensed brokers, holding an equity interest in brokerage businesses, in which the Company also holds an equity interest. In addition, employees or independent contractors hired by the Company as team leaders whose job description specifically includes recruitment functions are precluded from participating in the recruiting portion of the Agent Equity Program of the plan. Only individuals who provide their social security number to the Company’s Stock Plan Administrator software are eligible. No business entities can participate in the Amended Agent Plan.

The Amended Agent Plan has two components:

(1)	Agent Equity Program: The Company’s Agent Equity Program (the “Agent Equity Program”) includes the following two components:

a.	Blue Diamond: Participants in the Agent Equity Program who: (i) close more than 20 sale transactions or make more than $6,000,000 gross sales volume in verified listing or buy-side transactions (the “Milestones,” and each a “Milestone”) with the Company and its Majority Subsidiaries in a given fiscal year, and (ii) remain with the Company for at least 12 consecutive months thereafter, will receive RSUs equivalent to $2,000 based on the prior 30-day volume weighted average closing price (“VWAP”) of the Company’s common stock on the Nasdaq Stock Market as of the last trading day prior to the Grant Date (as defined below), rounded down to a whole share. Awards will be granted to qualifying Participants on the last trading day of the month of the first anniversary of the date the Company verifies a Milestone has been achieved (the “Grant Date”). For example, if the Company verifies a Milestone has been achieved on April 12, 2024, the Company will grant the Participate RSUs on April 30, 2025. RSUs will vest in 24 equal installments starting the month following the Grant Date, with any remainder, if any, added to the last month of the vesting schedule. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited.

b.	Recruiting:

1. Participant will receive RSUs that will have a value of $200 per agent recruited based on the prior 30-day VWAP of the Company’s common stock on the Nasdaq Stock Market as of the last trading day prior to the date of the grant, rounded down to a whole share if such Participant: (i) recruits agents who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remains with the Company for at least 12 consecutive months. Such RSUs shall be granted for every agent recruited by a Participant. The Company will grant the awards of RSUs to the qualifying Participant on the last trading day of the month of the first anniversary of the date that the Company verifies that a recruited agent has been with the Company for one year. Such RSUs will vest equally over the 24-month period starting the month after the RSUs are issued, with any remainder added to the last month of the vesting schedule. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested shares. If the Participant does not pay his or her annual or monthly dues (pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary) within 60 days of the due date, all remaining unvested shares will be forfeited.

2. A Participant will receive RSUs that will have a value of $8,000 based on the prior 30-day VWAP of the Company’s common stock on the Nasdaq Stock Market as of the last trading day prior to the date of the grant, rounded down to a whole share if such a Participant: (i) recruits ten (10) agents in one fiscal year who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remains with the Company for at least 12 consecutive months. A Participant will receive an additional award under the same terms and qualifications for every multiple of ten (10) agents recruited in one fiscal year. The Company will grant the awards of RSUs to the qualifying Participant on the last trading day of the month of the first anniversary of the date that the Company verifies that the requisite number of recruited agents have been with the Company for one year. Such RSUs will vest equally over the 24 month period starting the month after the RSUs are issued, with any remainder added to the last month of the vesting schedule. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested shares. If the Participant does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested shares will be forfeited.

(2)	Discretionary Bonus Program: All Participants in the Discretionary Bonus Program (the “Bonus Program”) are to be eligible for a grant of RSUs in the Compensation Committee’s discretion. The Compensation Committee or its designee may, from time to time, review the performance of Participants who achieve outstanding results in their endeavors for the Company and may grant RSUs to such Participant without payment by such Participant. All RSUs granted under the Bonus Program will vest equally over the 36-month period starting the month after the award is granted, with any remainder added to the last month of the vesting schedule. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested shares. If the Participant does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested shares will be forfeited.

Death of Participant. Any distribution or delivery to be made to Participant under the plan, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.

Restricted Stock Units. Each RSU grant under the Amended Agent Plan will be evidenced by an agreement that will specify the terms and conditions of the grant. Upon vesting each one RSU shall automatically convert into one share of common stock.

Associated Costs. Participants are responsible for all associated costs related to ownership of RSUs or underlying shares of common stock purchased or granted under the Amended Agent Plan.

No Guarantee of Continued Service. The vesting of the RSUs pursuant to the vesting schedule described in the plan is earned only by continuing as an agent or broker through the applicable vesting date(s), which unless provided otherwise under applicable laws is at the will of the applicable service recipient and not through the act of being hired, being granted the RSU or acquiring shares.

Termination. The Amended Agent Plan is subject to termination at the discretion of the Compensation Committee at any time.

Director Compensation

Our directors who are employed by us do not receive any additional compensation for serving on our Bboard.

Each non-employee director receives a retainer of $12,000 per quarter in cash compensation. In addition, we pay the Audit Committee Chairman a quarterly cash fee of $3,750, and we pay the Chairman of the Nominating and Corporate Governance Committee and Chairman of the Compensation Committee a quarterly cash fee of $3,000 for each quarter they serve in such position.

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

The following table sets forth, for the year ended December 31, 2023, information with respect to the compensation for services in all capacities to us and our subsidiaries earned by our directors, who are not officers, who served during the year ended December 31, 2023.

Director Compensation

As of December 31, 2023

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Michael La Rosa(1)	12,000	—	77,933	(2)	—	—	89,933
Jodi White	15,000	—	97,416	(3)	—	—	112,416
Ned Siegel	15,000	—	97,416	(4)	—	—	112,416
Thomas Stringer	15,750	—	102,287	(5)	—	—	118,037

(1)	Does not include a real estate agent commission paid to Mr. La Rosa by La Rosa Realty in 2023.

(2)	Consists of a 10-year fully vested stock option to purchase 85,625 shares of common stock at $1.28 per share granted on November 1, 2023.

(3)	Consists of a 10-year fully vested stock option to purchase 107,050 shares of common stock at $1.28 per share granted on November 1, 2023.

(4)	Consists of a 10-year fully vested stock option to purchase 107,050 shares of common stock at $1.28 per share granted on November 1, 2023.

(5)	Consists of a 10-year fully vested stock option to purchase 112,400 shares of common stock at $1.28 per share granted on November 1, 2023.

Policies and practices for granting certain equity awards.

The Company’s policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee of the Board is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions, and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board or Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This table presents information about our common stock’s beneficial ownership as of the Record Date, for (i) each named executive officer and director; (ii) all named executive officers and directors as a group; and (iii) each other stockholder known to us owning more than 5% of our outstanding common stock.

Beneficial ownership complies with SEC rules, generally including voting or investment power over securities. A person or group is deemed to have “beneficial ownership” of any shares they can acquire within sixty (60) days. For percentage calculations, any shares that a person can acquire within sixty days are considered issued and outstanding for that person but not for others. This table does not imply beneficial ownership admission by anyone listed.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner(1)	Common Stock		Percentage of Common Stock(2)	Series X Super Voting Preferred Stock(3)	Percentage of Series X Super Voting Preferred Stock
Officers and Directors
Joseph La Rosa
(President, CEO, and Chairman)	9,149,510	(4)	43.6%	2,000	100%
Kent Metzroth
(Chief Financial Officer)	359,120	(5)	1.98%	-	-
Deana La Rosa
(Chief Operating Officer)	300,000	(6)	1.66%
Alex Santos
(Chief Technology Officer)	—		—
Michael A. La Rosa
(Director)	105,625	(7)	*	-	-
Ned L. Siegel
(Director)	127,050	(8)	*	-	-
Jodi R. White
(Director)	127,050	(9)	*	-	-
All Officers and Directors as a group (8 persons)	9,868,355		45.5%	2,000	100%

5% Stockholders
Joseph La Rosa
(President, CEO, and Chairman)	9,149,510	(4)	43.6%	2,000	100%

*	Less than 1%.

(1)	Unless otherwise indicated, the principal address of the executive officers, directors and 5% stockholders of the Company is c/o 1420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747.

(2)	Based on 17,818,571 shares of common stock issued and outstanding on the Record Date and the shares of common stock owner has the right to acquire within 60 days of the Record Date.

(3)	Based on 2,000 shares of Series X Super Voting Preferred Stock outstanding on the Record Date. Each share of Series X Super Voting Preferred Stock votes together with the common stock unless prohibited by law and has 10,000 votes per share.

(4)	Includes 285 shares of common stock owned by Celebration Office Condos, LLC, an entity owned and controlled by Mr. La Rosa. Includes (i) a 10-year fully vested stock option to purchase 200,000 shares of common stock at $1.04 per share granted to Mr. La Rosa on June 18, 2024; (ii) a 10-year fully vested stock option to purchase 600,000 shares of common stock at $1.74 per share granted to Mr. La Rosa on March 15, 2024; (iii) a 10-year fully vested stock option to purchase 134,065 shares of common stock at $1.7332 per share granted to Mr. La Rosa on February 1, 2024; (iv) a 10-year fully vested stock option to purchase 800,000 shares of common stock at $1.5001 per share granted to Mr. La Rosa on January 2, 2024; (v) a 10-year fully vested stock option to purchase 900,000 shares of common stock at $2.09 per share granted to Mr. La Rosa on December 7, 2023; (vi) a 5-year warrant to purchase 423,729 shares of common stock at a price equal to the lower of $0.59 per share or the price per share of any offering by the Company subsequent to the Company’s initial public offering, subject to adjustment, granted to Mr. La Rosa on December 2, 2022. Joseph La Rosa is the spouse of Deana La Rosa and is deemed to beneficially own the shares of common stock beneficially owned by Deana La Rosa.

(5)	Represents a 10-year fully vested stock option to purchase 359,120 shares of common stock at $1.7332 per share granted on February 1, 2024.

(6)	Represents a 10-year fully vested stock option to purchase 300,000 shares of common stock at $1.7332 per share granted to Ms. La Rosa on February 1, 2024. Deana La Rosa is the spouse of Joseph La Rosa and is deemed to beneficially own the shares of common stock beneficially owned by Joseph La Rosa.

(7)	Includes (i) a fully vested stock option to purchase 20,000 shares of common stock at $5 per share granted on March 17, 2022, and expiring on February 15, 2032; and (ii) a 10-year fully vested stock option to purchase 85,625 shares of common stock at $1.28 per share granted on November 1, 2023.

(8)	Includes (i) a fully vested stock option to purchase 20,000 shares of common stock at $5 per share granted on March 17, 2022, and expiring on February 15, 2032; and (ii) a 10-year fully vested stock option to purchase 107,050 shares of common stock at $1.28 per share granted on November 1, 2023.

(9)	Includes (i) a fully vested stock option to purchase 20,000 shares of common stock at $5 per share granted on March 17, 2022, and expiring on February 15, 2032; and (ii) a 10-year fully vested stock option to purchase 107,050 shares of common stock at $1.28 per share granted on November 1, 2023.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act (“Section 16(a)”) requires our directors and executive officers and persons who own more than ten percent of our common stock (“Section 16 Insiders”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock.

To our knowledge, based solely on a review of the copies of such reports furnished to us, the following Section 16 Insiders did not comply with all Section 16(a) filing requirements for the year ended December 31, 2023 as follows: Mr. Santos filed his form 4 late in November 2023 and in February 2024.

PROPOSAL No. 2: RATIFICATION OF APPOINTMENT OF MARCUM LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

The Audit Committee is responsible for selecting La Rosa’s independent auditors. On November 1, 2023, the Audit Committee appointed Marcum LLP as the independent auditors for the 2024 fiscal year by unanimous written consent in lieu of a meeting of the Audit Committee. Although shareholder approval for this appointment is not required, the Audit Committee and the Board are submitting the selection of Marcum LLP or ratification to obtain the views of shareholders as a matter of good corporate governance. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders.

La Rosa expects representatives of Marcum LLP to be present at the Annual Meeting and available to respond to questions which may be raised there. These representatives may comment on the financial statements if they so desire.

Principal Accountant Fees and Services

During the years ended December 31, 2023 and 2022, we engaged Marcum LLP as our independent registered accounting firm. For the years ended December 31, 2023 and 2022, we incurred fees, as discussed below:

	Fiscal Year Ended December 31,
	2023	2022
Audit Fees	$288,470	$486,675
Audit-Related Fees	$184,232	$20,256
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$472,702	$506,931

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with regulatory filings or engagements. “Tax Fees” are fees primarily for tax compliance in connection with filing US income tax returns. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit and non-audit services permitted by law or applicable SEC regulations (including fee and terms of engagement) to be performed by our external auditor.

All of the services provided above under the caption “Audit-Related Fees” were approved by our Board or by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

Required Vote

Ratification of the appointment of Marcum LLP as the independent auditor of the Company for the Fiscal Year ending December 31, 2024 requires the affirmative vote of the majority of shares present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote pursuant to Section 422 of the Code and the rules of the Nasdaq. Broker non-votes will not be counted in evaluating the results of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024 UNDER PROPOSAL No. 2.

PROPOSAL No. 3: APPROVAL OF THE AMENDED AND RESTATED LA ROSA HOLDINGS CORP. 2022 EQUITY INCENTIVE PLAN

Our Compensation Committee and our Board has adopted a resolution declaring it advisable and in the best interests of the Company and its stockholders to approve the Amended and Restated La Rosa Holdings 2022 Equity Incentive Plan (“Amended Plan”). The Amended Plan provides that (i) the total number of shares of common stock subject to the plan shall be increased to 12,000,000 shares to ensure sufficient shares are available for future grants and (ii) an automatic share reserve increase shall be included into the plan, providing that the number of shares available for issuance under the plan will be increased on the first day of each fiscal year beginning with the 2025 fiscal year, in an amount equal to the least of (a) 500,000 shares, (b) a number of shares equal to four percent (4%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the administrator of the plan no later than the last day of the immediately preceding fiscal year.

On January 10, 2022, our sole director and sole stockholder at the time approved the La Rosa Holdings 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan governs equity awards to our employees, directors, officers, consultants and other eligible participants. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may currently be issued pursuant to awards under the 2022 Plan is 5,000,000 shares as adjusted for the 1-for-10 reverse stock split of the Company’s common stock as of March 21, 2022 and adjusted for the 2-for-1 forward stock split of the Company’s common stock as of April 17, 2023. Such shares of common stock are made available from the authorized and unissued shares of the Company. The maximum number of shares that are subject to awards under the 2022 Plan is not subject to an annual increase. As of the Record Date, the maximum shares of our common stock that may be subject to awards under the 2022 Plan is equal to 3,794,290.

In order to give the Company the flexibility to responsibly address its future equity compensation needs, the Company is requesting that stockholders approve the Amended Plan, which will increase the total number of shares subject to the 2022 Plan by 7,000,000 so that an overall total of 12,000,000 shares will be subject to the 2022 Plan and an automatic annual share reserve increase beginning with the 2025 fiscal year, in an amount equal to the least of (a) 500,000 shares, (b) a number of shares equal to four percent (4%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the administrator of the 2022 Plan no later than the last day of the immediately preceding fiscal year.

Having a sufficient number of shares under the 2022 Plan is critical to our ability to continue to attract, retain, engage and focus highly motivated and qualified employees and agents, particularly in the competitive labor market that exists today in our industry. A copy of the Amended Plan Amendment is attached to this proxy statement as Annex A.

Equity Plan Information

The table below sets forth information as of December 31, 2023.

Plan Category:	Number of securities to be issued upon exercise of outstanding options, warrants and rights:	Weighted average exercise price of outstanding options, warrants and rights:	Number of securities remaining available for future issuance:
2022 Equity Incentive Plan:
Equity compensation plans approved by security holders	1,396,125	$2.02	2,653,369
Equity compensation plans not approved by security holders	—	—	—
Total	1,396,125	$2.02	2,653,369

Policies and practices for granting certain equity awards.

The Company’s policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee of the Board is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions, and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board or Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

Required Vote

To become effective, the proposal to approve the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote pursuant to Section 422 of the Code and the rules of Nasdaq. Broker non-votes will not be counted in evaluating the results of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDED AND RESTATED LA ROSA HOLDINGS CORP. 2022 EQUITY INCENTIVE PLAN UNDER PROPOSAL No. 3.

PROPOSAL No. 4: APPROVAL OF THE SECOND AMENDED AND RESTATED LA ROSA HOLDINGS CORP. 2022 AGENT INCENTIVE PLAN

Our Compensation Committee and our Board has adopted a resolution declaring it advisable and in the best interests of the Company and its stockholders to approve the Second Amended and Restated La Rosa Holdings 2022 Agent Incentive Plan (“Second Amended Agent Plan”). The Second Amended Agent Plan clarifies the terms of Agent Equity Program, adds Ultimate Plan Cap, as the third component of Agent Equity Program, and revises vesting terms of the grants under Discretionary Bonus Program, and eliminates the opportunity of the Participant to reinstate their participation in the plan by a written notice.

Original Agent Plan

In March 2022, we have adopted, as an adjunct to the 2022 Plan, our 2022 Agent Incentive Plan and Participation Election Form (“Original Agent Plan”), which was further amended in April 2022. The Original Agent Plan is a voluntary compensation plan for our agents who wish to participate in it. The Original Agent Plan included the following components:

●

Participants in the Original Agent Plan who perform more than 20 sale transactions or make more than $6,000,000 gross sales volume in verified listing or buy side transactions with La Rosa Realty LLC in a given fiscal year, will receive a number of shares of restricted stock units (“RSUs”) which would be equivalent to $2,000 based on the prior 30 day volume weighted average closing price of the Company’s common stock on the Nasdaq Stock Market as of the RSU grant date. Such RSUs vest equally over the 24 months period starting in the month after the award is granted and released as such shares vest. Participants who terminate their relationship with the Company or did not pay their agent dues during the vesting period will forfeit any unvested shares as of the month of termination or 60 days after the dues become payable.

●

A participant in the Original Agent Plan will receive a number of shares of RSUs which would be equal to $200 based on the prior 30 day volume weighted-average closing of the Company’s common stock on the Nasdaq Stock Market as of the RSU grant date for recruitment of every agent who becomes an agent of the Company and remains an agent of the Company for at least 12 consecutive months.

●

If a participant recruits ten (10) agents who become agents of the Company and remain agents of the Company for at least 12 consecutive months, that participant will receive a number of shares of RSUs that will have a value of $8,000 based on the prior 30 day volume weighted-average closing price of the Company’s common stock on the Nasdaq Stock Market as of the RSU grant date. Such RSUs vest equally over the 24 months period starting in the month after the award is granted and released as such shares vest. Participants who terminate their relationship with the Company or did not pay their agent dues during the vesting period will forfeit any unvested shares as of the month of termination or 60 days after the dues become payable.

Amended Agent Plan

In March 2024, the Compensation Committee of the Board has approved an Amended and Restated 2022 Agent Incentive Plan (the “Amended Agent Plan”), which replaced the Original Agent Plan in its entirety.

Pursuant to the Amended Agent Plan, all participation in this Agent Plan is voluntary and no agent or broker will be penalized for not participating in the plan. The Company may sell, and may, in the Compensation Committee’s absolute discretion, grant, shares of the Company’s common stock or RSUs to all agents and brokers in good standing with the Company, including each of the Company’s majority owned subsidiaries (the “Majority Subsidiaries”), who are defined as “consultants” under the 2022 Plan (“Participants”) as a part of their, or as additional, compensation.

All agents and brokers in good standing with the Company and each of the Company’s Majority Subsidiaries (as described in that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary) are eligible to participate in the Amended Agent Plan unless they are licensed brokers, holding an equity interest in brokerage businesses, in which the Company also holds an equity interest. In addition, employees or independent contractors hired by the Company as team leaders whose job description specifically includes recruitment functions are precluded from participating in the recruiting portion of the Agent Equity Program of the plan. Only individuals who provide their social security number to the Company’s Stock Plan Administrator software are eligible. No business entities can participate in the Amended Agent Plan.

The Amended Agent Plan has two components:

(3)	Agent Equity Program. The Company’s Agent Equity Program (the “Agent Equity Program”) includes the following two components:

c.	Blue Diamond: Participants in the Agent Equity Program who: (i) close more than 20 sale transactions or make more than $6,000,000 gross sales volume in verified listing or buy-side transactions (the “Milestones,” and each a “Milestone”) with the Company and its Majority Subsidiaries in a given fiscal year, and (ii) remain with the Company for at least 12 consecutive months thereafter, will receive RSUs equivalent to $2,000 based on the prior 30-day volume weighted average closing price (“VWAP”) of the Company’s common stock on the Nasdaq Stock Market as of the last trading day prior to the Grant Date (as defined below), rounded down to a whole share. Awards will be granted to qualifying Participants on the last trading day of the month of the first anniversary of the date the Company verifies a Milestone has been achieved (the “Grant Date”). For example, if the Company verifies a Milestone has been achieved on April 12, 2024, the Company will grant the Participate RSUs on April 30, 2025. RSUs will vest in 24 equal installments starting the month following the Grant Date, with any remainder, if any, added to the last month of the vesting schedule. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited.

d.	Recruiting:

1. Participant will receive RSUs that will have a value of $200 per agent recruited based on the prior 30-day VWAP of the Company’s common stock on the Nasdaq Stock Market as of the last trading day prior to the date of the grant, rounded down to a whole share if such Participant: (i) recruits agents who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remains with the Company for at least 12 consecutive months. Such RSUs shall be granted for every agent recruited by a Participant. The Company will grant the awards of RSUs to the qualifying Participant on the last trading day of the month of the first anniversary of the date that the Company verifies that a recruited agent has been with the Company for one year. Such RSUs will vest equally over the 24-month period starting the month after the RSUs are issued, with any remainder added to the last month of the vesting schedule. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested shares. If the Participant does not pay his or her annual or monthly dues (pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary) within 60 days of the due date, all remaining unvested shares will be forfeited.

2. A Participant will receive RSUs that will have a value of $8,000 based on the prior 30-day VWAP of the Company’s common stock on the Nasdaq Stock Market as of the last trading day prior to the date of the grant, rounded down to a whole share if such a Participant: (i) recruits ten (10) agents in one fiscal year who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remains with the Company for at least 12 consecutive months. A Participant will receive an additional award under the same terms and qualifications for every multiple of ten (10) agents recruited in one fiscal year. The Company will grant the awards of RSUs to the qualifying Participant on the last trading day of the month of the first anniversary of the date that the Company verifies that the requisite number of recruited agents have been with the Company for one year. Such RSUs will vest equally over the 24 month period starting the month after the RSUs are issued, with any remainder added to the last month of the vesting schedule. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested shares. If the Participant does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested shares will be forfeited.

(4)	Discretionary Bonus Program. All Participants in the Discretionary Bonus Program (the “Bonus Program”) are to be eligible for a grant of RSUs in the Compensation Committee’s discretion. The Compensation Committee or its designee may, from time to time, review the performance of Participants who achieve outstanding results in their endeavors for the Company and may grant RSUs to such Participant without payment by such Participant. All RSUs granted under the Bonus Program will vest equally over the 36-month period starting the month after the award is granted, with any remainder added to the last month of the vesting schedule. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested shares. If the Participant does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested shares will be forfeited.

Death of Participant. Any distribution or delivery to be made to Participant under the plan, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.

Restricted Stock Units. Each RSU grant under the Amended Agent Plan will be evidenced by an agreement that will specify the terms and conditions of the grant. Upon vesting each one RSU shall automatically convert into one share of common stock.

Associated Costs. Participants are responsible for all associated costs related to ownership of RSUs or underlying shares of common stock purchased or granted under the Amended Agent Plan.

No Guarantee of Continued Service. The vesting of the RSUs pursuant to the vesting schedule described in the plan is earned only by continuing as an agent or broker through the applicable vesting date(s), which unless provided otherwise under applicable laws is at the will of the applicable service recipient and not through the act of being hired, being granted the RSU or acquiring shares.

Termination. The Amended Agent Plan is subject to termination at the discretion of the Compensation Committee at any time.

Second Amended Agent Plan

In September 2024, the Compensation Committee of the Board has approved the Second Amended Agent Plan, to be effective as of the date of the approval of by the stockholders of the Company. Upon such approval, the Second Amended Agent Plan will replace the Amended Agent Plan in its entirety.

Pursuant to the Second Amended Agent Plan, all participation in the plan is voluntary and no agent or broker will be penalized for not participating in the plan. The Company may sell, and may, in the Compensation Committee’s absolute discretion, grant, shares of the Company’s common stock or RSUs to all agents and brokers in good standing with the Company, including each of the Company’s majority owned subsidiaries (the “Majority Subsidiaries”), who are defined as “consultants” under the 2022 Plan (“Participants”) as a part of their, or as additional, compensation.

All agents and brokers in good standing with the Company and each of the Company’s Majority Subsidiaries (as described in that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary) are eligible to participate in the Second Amended Agent Plan unless they are licensed brokers, holding an equity interest in brokerage businesses, in which the Company also holds an equity interest. In addition, employees or independent contractors hired by the Company as team leaders whose job description specifically includes recruitment functions are precluded from participating in the recruiting portion of the Agent Equity Program of the plan. Only individuals who provide their social security number to the Company’s Stock Plan Administrator software are eligible. No business entities can participate in the Second Amended Agent Plan.

The Second Amended Agent Plan has three components:

(1)	Agent Equity Program. The Company’s Agent Equity Program (the “Agent Equity Program”) includes the following two components:

a.	Blue Diamond: Participants in the Agent Equity Program will be eligible to receive an RSU who: (i) close more than 20 sale transactions or make more than $6,000,000 gross sales volume in verified listing or buy-side transactions (the “Milestones,” and each a “Milestone”) with the Company and its Majority Subsidiaries in a given calendar year, and (ii) remain with the Company for at least 12 consecutive months thereafter. Such RSUs will be granted to qualifying Participants on the last day of the month of the one-year anniversary of the date the Company verifies a Milestone has been achieved (the “Blue Diamond Grant Date”). The RSU will be equivalent to $2,000 on the Blue Diamond Grant Date, and the RSU value will be converted into shares of the Company’s common stock based on the volume weighted average closing price (“VWAP”) of the month of the Blue Diamond Grant Date based on the Company’s common stock on the Nasdaq Stock Market, rounded down to a whole share. For example, if the Company verifies a Milestone has been achieved on April 12, 2024, the Company will grant the Participant’s RSU on April 30, 2025. RSUs will vest in 24 ratable installments in whole shares starting the month following the Blue Diamond Grant Date. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant is required upon the commission plan on which they are enrolled, but does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited. The Blue Diamond program shall be effective as of January 1, 2023, meaning agents who meet the Milestones in the calendar year 2023, and each year thereafter, are eligible to receive an RSU.

b.	Ultimate Plan Cap.

Participants in the Agent Equity Program who enroll or renew under the Ultimate Plan 90-10 commission plan or the Ultimate Plan Business Builder commission plan (the “Profit Share Plans”), both of which have terms of 12 months from the agent start date, will be eligible to receive an RSU (i) once they cap their 10% portion of their commission in accordance with the terms of the Profit Share Plans and (ii) remain with the Company for at least 12 consecutive months thereafter. Such RSUs will be granted to qualifying Participants on the last day of the month of the one-year anniversary of the date the Company verifies the agent achieved their cap (the “UP Cap Grant Date”). The RSU will be equivalent to $10,000 on the UP Cap Grant Date, and the RSU value will be converted into shares based on the VWAP of the month of the UP Cap Grant Date based on the Company’s common stock on the Nasdaq Stock Market, rounded down to a whole share. For example, if the Company verifies the agent capped their 10% commission in accordance with the terms of the Profit Share Plans on May 15, 2024, the Company will grant the Participant’s RSU on May 31, 2025. RSUs will vest in 24 ratable installments in whole shares starting the month following the UP Cap Grant Date. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant is required upon the terms of the Profit Share Plans, but does not pay his or her annual or monthly dues pursuant to the independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited. The Ultimate Plan Cap program shall be effective as of January 1, 2024, meaning agents who enroll or renew under the Profit Share Plans on or after January 1, 2024 and meet other requirements of this program, will be eligible to receive an RSU.

c.	Recruiting:

I.	Participants in the Agent Equity Program will be eligible to receive an RSU if they (i) recruit agents who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remain with the Company for at least 12 consecutive months. Such RSU will be granted to a qualifying Participant on the last day of the month of the one-year anniversary of the date the Company verifies the such Participant recruited the agent and is still with the Company (the “Recruitment Grant Date”). The RSU will be equivalent to $200 on the Recruitment Grant Date for each agent recruited, and the RSU value will be converted into shares based on the VWAP of the month of the Recruitment Grant Date based on the Company’s common stock on the Nasdaq Stock Market, rounded down to a whole share. For example, if the Company verifies a Participant recruited an agent on June 20, 2024 and that agent is still with the Company one year later, the Company will grant the Participant’s RSU on June 30, 2025. RSUs will vest in 24 ratable installments in whole shares starting the month following the Recruitment Grant Date. Such RSUs shall be granted for every agent recruited by a Participant that meet the eligibility criteria. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant is required upon the terms of the commission plan on which they are enrolled, but does not pay his or her annual or monthly dues pursuant to the independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited. The Recruiting program shall be effective as of January 1, 2024, meaning agents who recruit agents on or after January 1, 2024 will be eligible to receive an RSU.

II.	A Participant who (i) recruits ten (10) agents in one calendar year who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remains with the Company for at least 12 consecutive months after the last agent was recruited by this Participant, will receive an additional value of $8,000 on the tenth RSU. All terms will be applied pursuant to Section I. above. If such Participant continues to recruit additional agents in the same year, every multiple of ten (10) agents recruited in one fiscal year will be enhanced with the $8,000 additional value on an RSU.

(2)	Discretionary Bonus Program. All Participants in the Discretionary Bonus Program (the “Bonus Program”) are to be eligible for a grant of an equity award in the Compensation Committee’s discretion. The Compensation Committee or its designee may, from time to time, review the performance of Participants who achieve outstanding results in their endeavors for the Company and may grant an equity award to such Participant without payment by such Participant. All equity awards granted under the Bonus Program will vest based on the terms of the grant certificate. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested equity awards. If the Participant is required upon the terms of the commission plan on which the Participant is enrolled, but does not pay his or her annual or monthly dues pursuant to the agreement signed by such Participant and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested equity awards will be forfeited.

Death of Participant. Any distribution or delivery to be made to Participant under the plan, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.

Restricted Stock Units. Each RSU grant under the Second Amended Agent Plan will be evidenced by an agreement that will specify the terms and conditions of the grant. Upon vesting each one RSU shall automatically convert into one share of common stock.

Associated Costs. Participants are responsible for all associated costs related to ownership of RSUs or underlying shares of common stock purchased or granted under the Second Amended Agent Plan.

No Guarantee of Continued Service. The vesting of the RSUs pursuant to the vesting schedule described in the plan is earned only by continuing as an agent or broker through the applicable vesting date(s), which unless provided otherwise under applicable laws is at the will of the applicable service recipient and not through the act of being hired, being granted the RSU or acquiring shares.

Termination. The Second Amended Agent Plan is subject to termination at the discretion of the Compensation Committee at any time.

In order to give the Company the flexibility to responsibly and efficiently address its future agents equity compensation needs, the Company is requesting that stockholders approve the Second Amended Agent Plan, which clarifies the terms of Agent Equity Program, adds Ultimate Plan Cap, as the third component of Agent Equity Program, and revises vesting terms of the grants under Discretionary Bonus Program, and eliminates the opportunity of the Participant to reinstate their participation in the plan by a written notice

Having an efficient and flexible plan for agents awards is important to our ability to continue to attract, retain, engage and focus highly motivated and qualified agents, particularly in the competitive labor market that exists today in our industry. A copy of the Second Amended Agent Plan is attached to this proxy statement as Annex B.

Required Vote

To become effective, the proposal to approve the Second Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote pursuant to Section 422 of the Code and the rules of Nasdaq. Broker non-votes will not be counted in evaluating the results of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE SECOND AMENDED AND RESTATED LA ROSA HOLDINGS CORP. 2022 AGENT INCENTIVE PLAN UNDER PROPOSAL No. 4.

PROPOSAL No. 5: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, TO PERMIT FURTHER SOLICITATION OF PROXIES, IF NECESSARY OR APPROPRIATE

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies, if necessary or appropriate.

Vote Required

The affirmative “FOR” vote of a majority of the shares present in person entitled to vote (which would include voting online at the virtual Annual Meeting) or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal. Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Annual Meeting) and a broker non-vote will have no effect on the Adjournment Proposal. An abstention will have the same practical effect as a vote against this proposal. As described above, the Adjournment Proposal is considered a “routine” matter. Therefore, your broker, bank or other nominee may vote your shares without receiving instructions from you on this proposal and accordingly, we do not expect any broker non-votes on this proposal. A failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, TO PERMIT FURTHER SOLICITATION OF PROXIES, IF NECESSARY OR APPROPRIATE UNDER PROPOSAL No. 5.

OTHER VOTING MATTERS

We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this Proxy Statement. If any other matter is properly presented, proxy holders will vote on the matter at their discretion.

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Except as disclosed herein, no director, executive officer or stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Related Party Transactions

Set forth below is a description of certain relationships and related person transactions since January 1, 2022, between us or our subsidiaries, and our directors, executive officers and holders of more than 5% of our voting securities that involve the lower of $120,000 or 1% of the average of total assets in the last two fiscal years. We believe that all of the following transactions were entered into with terms as favorable as could have been obtained from unaffiliated third parties.

Certain companies owned by Mr. La Rosa have from time-to-time loaned money to one or more of the Company’s subsidiaries, affiliates or franchisees with balances that, in the aggregate, were less than $120,000 or 1% of the Company’s average of total assets at December 31, 2023 and 2022.

The Company leases its corporate office from an entity controlled by the Company’s CEO. The rent expense for the year ending December 31, 2023 was $134,505. During 2022, no rent expense was charged to the Company. We signed a 1 year lease for the corporate office in June of 2024 and the rent expense for the current year-to-date period ending September 30, 2024 was $116,520.

On July 1, 2023, the Company began leasing office space for its subsidiary, La Rosa Realty, from an entity owned by Joseph La Rosa, the Company’s CEO, and Michael La Rosa, the Company’s member of the Board. There is a written lease, which includes minimum monthly rent of $5,300 with a term ending in June 2025.

On May 4, 2023, the mother of the Company’s CEO purchased 200 shares of the Company’s series A preferred stock for $200,000. Upon the Company’s IPO, the shares were converted into 57,142 shares of the Company’s common stock.

On February 1, 2024, the Company entered into an employment agreement with Ms. Deana La Rosa, a spouse of the CEO of the Company. Pursuant to the employment agreement, the Company pays to Ms. La Rosa an annual base salary of $250,000. Following the end of each calendar year beginning with the 2024 calendar year, Ms. La Rosa shall be eligible to receive an annual performance bonus targeted of up to 50% of her base salary, based on periodic assessments of her performance and upon approval of the Compensation Committee of the Board. The Company also issued to Ms. La Rosa a non-qualified stock option to purchase 300,000 shares of common stock for $1.7332 per share (the closing price of the Company’s common stock on January 31, 2024) pursuant to 2022 Plan.

On July 8, 2024, the Company entered into a consulting agreement with LRS Associate Partners, LLC, a company owned and controlled by Michael La Rosa, a member of the Board of the Company. Pursuant to the Agreement, the consultant provides general commercial real estate consulting services to the Company and the Company pays to the consultant $3,000 per month.

On August 21, 2024, the Company consummated its acquisition of 100% of the membership interests of Nona Title Agency LLC, a Florida limited liability company (“Nona Title”), and an affiliate of Mr. Joseph La Rosa. In that transaction, Mr. La Rosa sold 49% of the membership interests of Nona Title to the Company for a cash payment in the amount of $161,403.80 and issuance of 153,718 unregistered shares of the Company’s common stock.

Due from related party

La Rosa Realty, LLC has provided interest-free, due on demand advances to La Rosa Insurance LLC, a company controlled by the Company’s CEO. The outstanding balance was $41,558 as of December 31, 2022. As a newly publicly traded company, the Company must comply with the Sarbanes-Oxley Act of 2002 and specifically Section 402, which amended the Exchange Act to prohibit companies from making most personal loans to their directors and executive officers. During the fourth quarter of 2023, upon the Company completing its IPO, the Compensation Committee reviewed the advance, which had a balance of $45,413, and determined that the existing related party receivable would be charged as part of the Company’s CEO’s annual bonus as specified in his employment agreement.

Due to related party (due on demand advances)

Prior to 2023, the Company’s CEO provided interest free, due on demand, advances to the Company for general operations. The outstanding balance of these obligations was $75,591 as of December 31, 2022.

Prior to 2023, a relative of the Company’s CEO provided an interest free, due on demand, advance to the Company. The outstanding balance was $48,000 as of December 31, 2022.

Prior to 2023, an entity owned by the Company’s CEO provided an interest free, due on demand, advance to the Company. The outstanding balance was $40,654 as of December 31, 2022.

The Company repaid all of the advances totaling $149,245 at the closing of the Company’s IPO on October 12, 2023.

Due to related party (term loans)

From February 2022 through October 3, 2022, the Company issued to the Company’s CEO six unsecured subordinated promissory notes in the aggregate principal amount of $765,000. The notes accrued interest at rates ranging from 1.4% per annum to 3.43% per annum, each with a three year term with monthly payments toward principal and interest beginning after the Company’s IPO.

On July 15, 2021, the Company issued to a private investor, Mr. Carlos J. Bonilla, an attorney with the law firm of ELP Global PLLC that represents the Company, an unsecured subordinated promissory note (the “ELP Note”) in the principal amount of $40,000 that was used for general corporate purposes. Interest accrued on the principal amount at 18% per annum. On December 1, 2022, the Company’s CEO, Joseph La Rosa, entered into an agreement with Mr. Bonilla pursuant to which Mr. La Rosa sold to Mr. Bonilla 600,000 shares of his common stock in exchange for the assignment by Mr. Bonilla of the ELP Note plus accrued interest and the payment by Mr. Bonilla to Mr. La Rosa of cash in the amount of $449,500. As a result of the assignment of the ELP Note to Mr. La Rosa, the principal balance of $40,000 was reclassified to “Due to related party” on the consolidated balance sheets.

On December 2, 2022, the Company issued to the Company’s CEO a Convertible OID Promissory Note in the original principal amount of $491,530 for which he paid $449,500. The note had an annual original issue discount of 8.55% with a default interest rate of 24.0% and a $5,000 per month per occurrence delinquency penalty. The holder had the right at any time to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of the note into shares of the Company’s common stock at a price equal to the offering price of the initial public offering multiplied by 0.75 with certain distribution, fundamental transaction and anti-dilution protections and cash penalties for failure to deliver the shares in a timely manner. The Company also issued to the Company’s CEO warrants exercisable for 50,000 shares of the Company’s common stock that: (i) have a term of 60 months; (ii) have full ratchet anti-dilution protection provisions; (iii) are exercisable for a number of shares of our common stock equal to the number of shares that would be issued upon full conversion of this note; and (iv) have an exercise price equal to the lower of: (A) $5.00 per share, or (B) the price per share of any subsequent offering undertaken by the Company. The Company also granted to the Company’s CEO (i) upon repayment of the loan, 60,000 shares of the Company’s common stock, (ii) the right to participate in any future financings, (iii) the right to rollover the principal and interest due to acquire Company securities in any future public or private offering, (iv) extensive and non-customary default provisions in the note, and (v) certain other affirmative and negative covenants.

In March 2023, the Company exchanged, in a private placement under Sections 3(a)(9) and 4(a)(2) of the Securities Act, the six unsecured subordinated promissory notes, the ELP Note, and the Convertible OID Promissory Note representing an aggregate amount of principal and accrued interest of $1,324,631, for 1,321 shares of the Company’s series A preferred stock. Upon the Company’s IPO, the shares were converted into 377,428 shares of the Company’s common stock.

In 2022, we paid $229,528 cash dividends to Joseph La Rosa who was the sole stockholder of the Company on or prior to November 14, 2022.

Related Person Transaction Policy

Under our policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

Director Independence

An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Joseph La Rosa, Michael La Rosa, Siamack Alavi, Lourdes Felix, and Ned L. Siegel serve as members of our Board. Our Board has determined that Siamack Alavi, Lourdes Felix, and Ned L. Siegel are “independent directors” as defined in the Nasdaq listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules.

STOCKHOLDER PROPOSALS AND NOMINATION PROCEDURES

For nominations or other business to be properly brought before an annual meeting by a stockholder and for nominations to be properly brought before a special meeting by a stockholder, the stockholder of record must have given timely notice thereof in writing to the Secretary of the Company, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as stated in the Bylaws of the Company) of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth specific criteria as defined in the Articles of Incorporation of the Company. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals. Pursuant to the universal proxy rules, which were effective as of September 1, 2022, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2024 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the one year anniversary of the annual meeting, or if the date of the meeting has changed by more than 30 days from the annual meeting anniversary date, then notice must be provided by the later of 60 days prior to the date of the 2024 annual meeting or the 10th day following the day on which the Company makes its public announcement of the date of the 2024 annual meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his, her, or its own copy. Requests should be directed to the attention of our Corporate Secretary by mail to La Rosa Holdings Corp., 1420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747.

ANNUAL REPORT ON FORM 10-K

A copy of our 2023 Annual Report, as filed with the SEC on April 16, 2024, is available to stockholders without charge upon written request directed to our Corporate Secretary at 1420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747 or by phone at (321) 250-1799. The Company makes available free of charge on or through its website, www.larosaholdings.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

OTHER MATTERS

Our Board does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

VIRTUAL ACCESS TO THE ANNUAL MEETING

The Annual Meeting of Stockholders will be held virtually via the internet at www.virtualshareholdermeeting.com/LRHC2024 on November 19, 2024, at 9:00 a.m. Eastern Time.

Your **Vote** Counts!

LA ROSA HOLDINGS CORP.

Virtual 2024 Annual Meeting of Stockholders
Vote by November 18, 2024
11:59 PM EST

V58102-P18406

You invested in LA ROSA HOLDINGS CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Virtual 2024 Annual Meeting of Stockholders. **This is an important notice regarding the availability of proxy materials for the Virtual 2024 Annual Meeting of Stockholders to be held at 9:00 AM EST on November 19, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 5, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

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Vote Virtually at the Meeting*

November 19, 2024
9:00 AM Eastern Standard Time

Virtually at:
www.virtualshareholdermeeting.com/LRHC2024

*Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Joseph La Rosa 02) Michael La Rosa 03) Lourdes Felix 04) Siamack Alavi 05) Ned L. Siegel	For
2. To ratify the appointment of Marcum LLP as the independent auditors of the Company for the fiscal year ending December 31, 2024;	For
3. To approve the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan;	For
4. To approve the Second Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan; and	For
5. To approve the adjournment of the 2024 Annual Stockholders Meeting, to permit further solicitation of proxies, if necessary or appropriate.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V58103-P18406

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on November 18, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LRHC2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on November 18, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V58099-P18406

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LA ROSA HOLDINGS CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Joseph La Rosa
02) Michael La Rosa
03) Lourdes Felix
04) Siamack Alavi
05) Ned L. Siegel

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Virtual 2024 Annual Meeting of Stockholders:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V58100-P18406

LA ROSA HOLDINGS CORP.
Virtual 2024 Annual Meeting of Stockholders
November 19, 2024 9:00 AM Eastern Standard Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joseph La Rosa and Deana La Rosa, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common and Series X Super Voting Preferred Stock of LA ROSA HOLDINGS CORP. that the stockholder(s) is/are entitled to vote at the Virtual 2024 Annual Meeting of Stockholders to be held at 9:00 AM, Eastern Standard Time on November 19, 2024, at www.virtualshareholdermeeting.com/LRHC2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Annex A

AMENDED AND RESTATED

LA ROSA HOLDINGS CORP.

2022 EQUITY INCENTIVE PLAN

(effective November 19, 2024)

1. Purposes of the Plan. The purposes of the Plan (as defined below) are:

●	to attract and retain the best available personnel for positions of substantial responsibility,

●	to provide incentives to individuals who perform services for the Company, and

●	to promote the success of the Company’s business.

This Plan amends and restates, effective November 19, 2024 (the “Effective Date”), the La Rosa Holdings Corp. 2022 Equity Incentive Plan, which was approved by the Board and the stockholders of the Company on January 10, 2022 (the “Original Effective Date”). All Awards outstanding as of the Effective Date and all new Awards to be issued under the Plan shall be governed by the Plan. The Plan is hereby amended and restated effective as of the Effective Date to increase the number of Shares issuable pursuant to Awards and to include an automatic share reserve increase provision (Section 3(e) of the Plan).

The Plan permits the grant of Incentive Stock Options, Non-statutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Compensation Committee of the Board of Directors that will be administering the Plan, in accordance with Section 4 hereof.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the common stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares and other stock or cash awards as the Administrator may determine.

(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Board” means the Board of Directors of the Company.

(g) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of stock in the Company that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any Person who is considered to own more than 50% of the total voting power of the stock of the Company before the acquisition will not be considered a Change in Control; or

(ii) A change in the effective control of the Company, which occurs on the date that a majority of the members of the Board are replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to effectively control the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

Annex A-1

(iii) A change in the ownership of a substantial portion of the Company’s assets, which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets or a Change in Control: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total equity or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3) above. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

Notwithstanding the foregoing, as to any Award under the Plan that consists of deferred compensation subject to Section 409A of the Code, the definition of “Change in Control” shall be deemed modified to the extent necessary to comply with Section 409A of the Code.

For purposes of this Section 2(g), persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

(h) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(i) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(j) “Common Stock” means the common stock, $0.0001 par value per share, of the Company.

(k) “Company” means La Rosa Holdings Corp., a Nevada corporation, or any successor thereto.

(l) “Consultant” means any person, including an advisor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to the Company or a Subsidiary.

(m) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

Annex A-2

(n) “Director” means a member of the Board.

(o) “Disability” means permanent and total disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(p) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent, Subsidiary or Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(s) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock, or if such Common Stock is not regularly quoted or does not have sufficient trades or bid prices which would accurately reflect the actual Fair Market Value of the Common Stock, the Fair Market Value will be determined in good faith by the Administrator upon the advice of a qualified valuation expert.

(t) “Fiscal Year” means the fiscal year of the Company.

(u) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) “Non-statutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(w) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x) “Option” means a stock option granted pursuant to Section 6 hereof.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Participant” means the holder of an outstanding Award.

Annex A-3

(aa) “Performance Goals” will have the meaning set forth in Section 11 hereof.

(bb) “Performance Period” means any Fiscal Year of the Company or such other period as determined by the Administrator in its sole discretion.

(cc) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine pursuant to Section 10 hereof.

(dd) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of Performance Goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10 hereof.

(ee) “Period of Restriction” means the period during which transfers of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ff) “Plan” means this Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan.

(gg) “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 hereof, or issued pursuant to the early exercise of an Option.

(hh) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9 hereof. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj) “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk) “Service Provider” means an Employee, Director, or Consultant.

(ll) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 hereof.

(mm) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(nn) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in the provisions of Section 15 hereof and the automatic increase set forth in Section 3 (e) of the Plan, the maximum aggregate number of Shares that may be awarded and sold under the Plan is equal to 12,000,000 Shares. In addition, Shares may become available for issuance under Sections 3 (b) and 3 (e) of the Plan. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and Stock Appreciation Rights, the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the tax and/or exercise price of an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing provisions of this Section 3(b), subject to adjustment provided in Section 14 hereof, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) above, plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan under this Section 3(b).

Annex A-4

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

(d) Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, the maximum aggregate amount of cash that may be paid in cash during any calendar year (measured from the date of any payment) with respect to one or more Awards payable in cash shall be $100,000.

(e) Automatic Share Reserve Increase. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2025 Fiscal Year, in an amount equal to the least of (a) 500,000 Shares, (b) a number of Shares equal to four percent (4%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, or (c) such number of Shares determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrator. The Administrator of this Plan shall be a Compensation Committee of the Board of Directors.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder;

(vi) to institute an Exchange Program and to determine the terms and conditions, not inconsistent with the terms of the Plan, for (1) the surrender or cancellation of outstanding Awards in exchange for Awards of the same type, Awards of a different type, and/or cash, (2) the transfer of outstanding Awards to a financial institution or other person or entity, or (3) the reduction of the exercise price of outstanding Awards;

Annex A-5

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 20(c) hereof), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards;

(x) to allow Participants to satisfy withholding tax obligations in a manner described in Section 16 hereof;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations, and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Non-statutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Shares, and such other cash or stock awards as the Administrator determines may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000 (U.S.), such Options will be treated as Non-statutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant.

(b) Term of Option. The Administrator will determine the term of each Option in its sole discretion; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

Annex A-6

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than 100% of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable Laws. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise, (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with any applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 hereof.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

Annex A-7

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for six (6) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will continue to vest in accordance with the Award Agreement. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant.

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan; provided, however, that the exercise price will be not less than 100% of the Fair Market Value of a Share on the date of grant.

(d) Stock Appreciation Rights Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(d) above also will apply to Stock Appreciation Rights.

Annex A-8

(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

Annex A-9

(i) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Each Restricted Stock Unit grant will be evidenced by an Award Agreement that will specify such other terms and conditions as the Administrator, in its sole discretion, will determine, including all terms, conditions, and restrictions related to the grant, the number of Restricted Stock Units and the form of payout, which, subject to Section 9(d) hereof, may be left to the discretion of the Administrator.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. After the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any restrictions for such Restricted Stock Units. Each Award of Restricted Stock Units will be evidenced by an Award Agreement that will specify the vesting criteria, and such other terms and conditions as the Administrator, in its sole discretion will determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as specified in the Award Agreement.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will be available for grant under the Plan.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units/Shares granted to each Participant.

Annex A-10

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion. Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11. Performance-Based Compensation Under Code Section 162(m).

(a) General. If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Code Section 162(m), the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

(b) Performance Goals. The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement (“Performance Goals”) including (i) earnings per Share, (ii) operating cash flow, (iii) operating income, (iv) profit after-tax, (v) profit before-tax, (vi) return on assets, (vii) return on equity, (viii) return on sales, (ix) revenue, and (x) total stockholder return. Any Performance Goals may be used to measure the performance of the Company as a whole or a business unit of the Company and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

Annex A-11

(c) Procedures. To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any Award granted subject to Performance Goals, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period. Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amounts earned by a Participant, the Administrator will have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period. A Participant will be eligible to receive payment pursuant to an Award for a Performance Period only if the Performance Goals for such period are achieved.

(d) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance based compensation under Code Section 162(m) will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

12. Compliance with Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

13. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months and one day following the commencement of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-statutory Stock Option.

14. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) to a revocable trust, or (iii) as permitted by Rule 701 of the Securities Act of 1933, as amended.

Annex A-12

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 hereof.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the proceeding paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (the “Successor Corporation”) (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection (c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the Successor Corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Restricted Stock Units, Performance Shares and Performance Units, all Performance Goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Annex A-13

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the Successor Corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption. In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a Change in Control shall be made only if the Change in Control is one described in subsection (a)(2)(A)(v) of Section 409A and the guidance thereunder and shall be paid consistent with the requirements of Section 409A. If any deferred compensation that would otherwise be payable by reason of a Change in Control cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A, as determined by the Administrator.

16. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, (iii) delivering to the Company already- owned Shares having a Fair Market Value equal to the amount required to be withheld, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

Annex A-14

19. Term of the Plan. The La Rosa Holdings Corp. 2022 Equity Incentive Plan was originally adopted by the Board and approved by the stockholders of the Company on the Original Effective Date. It will continue in effect for a term of ten (10) years, i.e. until January 10, 2032, unless terminated earlier under Section 20 hereof.

20. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan. Any Plan amendment that increases the total number of Shares reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, shall be authorized by the stockholders of the Company within one (1) year.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

(c) Restrictive Legends. All Award Agreements and all securities of the Company issued pursuant thereto shall bear such legends regarding restrictions on transfer and such other legends as the appropriate officer of the Corporation shall determine to be necessary or advisable to comply with applicable securities and other laws.

22. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

Annex A-15

23. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws. In the event that stockholder approval is not obtained within twelve (12) months after the date the Plan is adopted by the Board, the Plan and all Awards granted hereunder shall be void ab initio and of no effect. Notwithstanding any other provisions of the Plan, no Awards shall be exercisable until the date of such stockholder approval.

23. Notification of Election Under Section 83(b) of the Code. If any Service Provider shall, in connection with the acquisition of Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Service Provider shall notify the Company of such election within ten (10) days of filing notice of the election with the Internal Revenue Service and provide the Company with a copy thereof, in addition to any filing and a notification required pursuant to regulations issued under the authority of Section 83(b) of the Code. A Service Provider shall not be permitted to make a Section 83(b) election with respect to an Award of a Restricted Stock Unit.

24. Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. Each Service Provider shall notify the Company of any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within ten (10) days of such disposition.

25. Choice of Law. The Plan and all rules and determinations made and taken pursuant hereto will be governed by the laws of the State of Nevada, to the extent not preempted by federal law, and construed accordingly.

Annex A-16

Annex B

SECOND AMENDED AND RESTATED

LA ROSA HOLDINGS CORP.

2022 AGENT INCENTIVE PLAN

1.	Introduction: La Rosa Holdings Corp. (the “Company”) has previously approved the Company’s 2022 Equity Incentive Plan (“2022 Plan”) and, pursuant to it, the Company’s Board of Directors (“Board”) has further authorized the creation of the La Rosa Holdings Corp. 2022 Agent Incentive Plan and Participation Election Form dated March 25, 2022, as Amended on April 26, 2022 (the “Original Agent Plan”) to be administered in the Board’s discretion. On March 20, 2024, the Compensation Committee of the Board (the “Compensation Committee”) approved an Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan (the “First Amended Agent Plan”), which replaced the Original Agent Plan in its entirety. On September 19, 2024, the Compensation Committee approved this Second Amended and Restated La Rosa Holdings Corp. 2022 Agent Incentive Plan (the “Agent Plan”) to be effective as of the date of the approval by the stockholders of the Company and to replace the First Amended Agent Plan in its entirety. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the 2022 Plan.

Pursuant to the 2022 Plan, the Company may sell, and may, in the Compensation Committee’s absolute discretion, grant, shares of the Company’s common stock or Restricted Stock Units (“RSU”) to all agents and brokers in good standing with the Company, including each of the Company’s majority owned subsidiaries (the “Majority Subsidiaries”), who are defined as “consultants” under the 2022 Plan (“Participants”) as a part of their, or as additional, compensation. This Agent Plan has two components: the (i) Agent Equity Program and the (ii) Discretionary Bonus Program, which are described in more detail in Section 4 below.

2.	Voluntary Participation: All participation in this Agent Plan is voluntary and no agent or broker will be penalized for not participating in this Agent Plan. Agents and brokers may participate in any one or more or none of the Agent Plan’s programs. All Participants, who are eligible pursuant to Section 3 hereof, will be automatically considered to be participating in this Agent Plan. This Agent Plan will be administered electronically through the Company’s Stock Plan Administrator software (“SPA”). Upon the Participant achieving the targets described in the Section 4 hereof or upon decision of the Compensation Committee pursuant to the Section 5 hereof, the SPA will send a Participant a binding RSU award agreement between the Participant and the Company as set forth herein (the “Agreement”) once the eligibility of such Participant pursuant to Section 3 hereof is confirmed by the Company. The date that the Agreement is executed by the Participant shall be the effective date of the Agreement (“Effective Date”). Participants are urged to seek legal advice before signing the Agreement. A Participant has a right to refuse the award. A failure of the Participant to sign the Agreement within thirty (30) days will be considered a decision of the Participant to not participate in this Agent Plan and the grant will be voided by the Company.

3.	Eligibility: All agents and brokers in good standing with the Company and each of the Company’s Majority Subsidiaries (as described in that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary) are eligible to participate in this Agent Plan unless they are licensed brokers, holding an equity interest in brokerage businesses, in which the Company also holds an equity interest.

In addition, employees or independent contractors hired by the Company as team leaders whose job description specifically includes recruitment functions are precluded from participating in the recruiting portion of the Agent Equity Program described in Section 4(c). Only individuals who provide their social security number to the Company’s SPA are eligible. No business entities can participate in this Agent Plan.

Annex B-1

4.	Agent Equity Program: The Company’s Agent Equity Program (the “Agent Equity Program”) includes the following three components:

a.	Blue Diamond:

Participants in the Agent Equity Program will be eligible to receive an RSU who: (i) close more than 20 sale transactions or make more than $6,000,000 gross sales volume in verified listing or buy-side transactions (the “Milestones,” and each a “Milestone”) with the Company and its Majority Subsidiaries in a given calendar year, and (ii) remain with the Company for at least 12 consecutive months thereafter. Such RSUs will be granted to qualifying Participants on the last day of the month of the one-year anniversary of the date the Company verifies a Milestone has been achieved (the “Blue Diamond Grant Date”). The RSU will be equivalent to $2,000 on the Blue Diamond Grant Date, and the RSU value will be converted into shares of the Company’s common stock based on the volume weighted average closing price (“VWAP”) of the month of the Blue Diamond Grant Date based on the Company’s common stock on the Nasdaq Stock Market, rounded down to a whole share. For example, if the Company verifies a Milestone has been achieved on April 12, 2024, the Company will grant the Participant’s RSU on April 30, 2025. RSUs will vest in 24 ratable installments in whole shares starting the month following the Blue Diamond Grant Date. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant is required upon the commission plan on which they are enrolled, but does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited. The Blue Diamond program shall be effective as of January 1, 2023, meaning agents who meet the Milestones in the calendar year 2023, and each year thereafter, are eligible to receive an RSU.

b.	Ultimate Plan Cap:

Participants in the Agent Equity Program who enroll or renew under the Ultimate Plan 90-10 commission plan or the Ultimate Plan Business Builder commission plan (the “Profit Share Plans”), both of which have terms of 12 months from the agent start date, will be eligible to receive an RSU (i) once they cap their 10% portion of their commission in accordance with the terms of the Profit Share Plans and (ii) remain with the Company for at least 12 consecutive months thereafter. Such RSUs will be granted to qualifying Participants on the last day of the month of the one-year anniversary of the date the Company verifies the agent achieved their cap (the “UP Cap Grant Date”). The RSU will be equivalent to $10,000 on the UP Cap Grant Date, and the RSU value will be converted into shares based on the VWAP of the month of the UP Cap Grant Date based on the Company’s common stock on the Nasdaq Stock Market, rounded down to a whole share. For example, if the Company verifies the agent capped their 10% commission in accordance with the terms of the Profit Share Plans on May 15, 2024, the Company will grant the Participant’s RSU on May 31, 2025. RSUs will vest in 24 ratable installments in whole shares starting the month following the UP Cap Grant Date. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant is required upon the terms of the Profit Share Plans, but does not pay his or her annual or monthly dues pursuant to the independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited. The Ultimate Plan Cap program shall be effective as of January 1, 2024, meaning agents who enroll or renew under the Profit Share Plans on or after January 1, 2024 and meet other requirements of this program, will be eligible to receive an RSU.

Annex B-2

c.	Recruiting:

I.	Participants in the Agent Equity Program will be eligible to receive an RSU if they (i) recruit agents who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remain with the Company for at least 12 consecutive months. Such RSU will be granted to a qualifying Participant on the last day of the month of the one-year anniversary of the date the Company verifies the such Participant recruited the agent and is still with the Company (the “Recruitment Grant Date”). The RSU will be equivalent to $200 on the Recruitment Grant Date for each agent recruited, and the RSU value will be converted into shares based on the VWAP of the month of the Recruitment Grant Date based on the Company’s common stock on the Nasdaq Stock Market, rounded down to a whole share. For example, if the Company verifies a Participant recruited an agent on June 20, 2024 and that agent is still with the Company one year later, the Company will grant the Participant’s RSU on June 30, 2025. RSUs will vest in 24 ratable installments in whole shares starting the month following the Recruitment Grant Date. Such RSUs shall be granted for every agent recruited by a Participant that meet the eligibility criteria. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant is required upon the terms of the commission plan on which they are enrolled, but does not pay his or her annual or monthly dues pursuant to the independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited. The Recruiting program shall be effective as of January 1, 2024, meaning agents who recruit agents on or after January 1, 2024 will be eligible to receive an RSU.

II.	A Participant who (i) recruits ten (10) agents in one calendar year who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remains with the Company for at least 12 consecutive months after the last agent was recruited by this Participant, will receive an additional value of $8,000 on the tenth RSU. All terms will be applied pursuant to Section I. above. If such Participant continues to recruit additional agents in the same year, every multiple of ten (10) agents recruited in one fiscal year will be enhanced with the $8,000 additional value on an RSU.

5.	Discretionary Bonus Program: All Participants in the Discretionary Bonus Program (the “Bonus Program”) are to be eligible for a grant of an equity award in the Compensation Committee’s discretion. The Compensation Committee or its designee may, from time to time, review the performance of Participants who achieve outstanding results in their endeavors for the Company and may grant an equity award to such Participant without payment by such Participant. All equity awards granted under the Bonus Program will vest based on the terms of the grant certificate. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested equity awards. If the Participant is required upon the terms of the commission plan on which the Participant is enrolled, but does not pay his or her annual or monthly dues pursuant to the agreement signed by such Participant and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested equity awards will be forfeited.

6.	Death of Participant: Any distribution or delivery to be made to Participant under the Agreement, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.

7.	Responsibility for Taxes: Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer or any Parent or Subsidiary of the Company to which Participant is providing services (together, the “Service Recipients”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the RSUs or underlying shares of common stock, including, without limitation, (i) all federal, state, and local taxes (including Participant’s Federal Insurance Contributions Act (FICA) obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in this Agent Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or release from escrow of RSUs or underlying shares of common stock, the filing of an 83(b) election with the Internal Revenue Service (IRS) regarding the RSUs or underlying shares of common stock, or the sale of shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the RSUs or underlying shares of common stock (or release from escrow thereof or issuance of shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the RSUs or underlying shares of common stock, including, but not limited to, the grant, vesting or release from escrow of the RSUs or underlying shares of common stock, the filing of an 83(b) Election (as defined below) with respect to the RSUs or underlying shares of common stock, the subsequent sale of shares acquired pursuant to the Agreement and the receipt of any dividends or other distributions, and (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the RSUs or underlying shares of common stock to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction between the date of grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the applicable Service Recipient(s) (or former employer, as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required withholding obligations under applicable law or regulation at the time of the applicable taxable event, Participant acknowledges and agrees that the Company may refuse to issue or deliver the shares. Participant, by signing this enrollment form, certifies that: Participant is not subject to backup withholding because (i) Participant is exempt from backup withholding, or (ii) Participant has been notified by the Internal Revenue Service (IRS) that Participant is not subject to backup withholding, or (iii) the IRS has notified Participant that Participant is no longer subject to backup withholding.

Annex B-3

8.	Custody of Shares: All shares of common stock being granted pursuant to the 2022 Plan are registered pursuant to the Registration Statement on the Form S-8 filed by the Company with the U.S. Securities and Exchange Commission on October 20, 2023. All shares of common stock being granted pursuant to the Amended and Restated 2022 Plan to be effective as of the date of the approval by the stockholders of the Company will be registered pursuant to the Registration Statement on the Form S-8 immediately after the stockholder’s approval of the Amended and Restated 2022 Plan. Upon vesting of the RSUs granted under the Agents Plan and their conversion into the free trading shares of common stock of the Company, the SPA will transfer such shares by DWAC or DRS to the brokerage account of respective Participant with Siebert Financial Corp (“Siebert”). The Participant may instruct Sibert to transfer such shares to his or her other brokerage account.

9.	Restricted Stock Units: Each RSU grant under the Agents Plan will be evidenced by an Agreement that will specify the terms and conditions of the grant. Participants acknowledge and agree that all RSUs will NOT be freely tradeable until they vest and convert into the shares of common stock registered under the Registration Statement on Form S-8. Upon vesting each one RSU shall automatically convert into one share of common stock.

10.	Associated Costs: Ownership of RSUs or underlying shares of common stock purchased or granted under this Agent Plan may come with associated costs imposed by third parties, including fees that may be imposed by our stockbroker, Siebert, or others. Participants shall be responsible for all associated costs.

11.	Rights as Stockholder: Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any shares underlying the RSUs deliverable hereunder unless and until certificates representing such shares (which may be in book entry or DRS form) will have been issued and recorded on the records of the Company, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation, and delivery, the Participant will have all the rights of a stockholder of the Company with respect to voting such shares and receipt of dividends and distributions on such shares.

12.	No Guarantee of Continued Service: The vesting of the RSUs pursuant to the vesting schedule hereof is earned only by continuing as an agent or broker through the applicable vesting date(s), which unless provided otherwise under applicable laws is at the will of the applicable Service Recipient and not through the act of being hired, being granted the RSU or acquiring shares hereunder. Participant further acknowledges and agrees that the Agreement, the transactions contemplated thereunder and the vesting schedule set forth therein do not constitute an express or implied promise of continued engagement as an agent or broker for the vesting period, for any period, or at all, and shall not interfere in any way with Participant’s right or the right of any Service Recipient to terminate Participant’s relationship as an agent or broker, subject to applicable law, which termination, unless provided otherwise under applicable law, may be at any time, with or without cause.

13.	Unvested RSUs Are Not Transferable: The unvested RSUs subject to the Agreement and the rights and privileges conferred hereby will not be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process until such shares shall have vested in accordance with the provisions of the Agreement. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of the unvested RSUs subject to the Agreement, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment, or similar process, the then-unvested RSUs will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereunder.

Annex B-4

14.	No Advice Regarding Grant: The Company is not providing any tax, legal, or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in this Agent Plan or the Participant’s acquisition or sale of the underlying shares. Participant is hereby advised to consult with his or her own personal tax, legal, and financial advisers regarding his or her participation in this Agent Plan before taking any action related to this Agent Plan.

15.	Termination: This Agent Plan is subject to termination at the discretion of the Compensation Committee at any time. Any termination will not adversely affect RSUs purchased or vested before the date of termination. Participants will be notified of such termination.

16.	Data Privacy: Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in the Agreement and any other materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in this Agent Plan.

17.	Successors and Assigns: The Company may assign any of its rights under the Agreement to single or multiple assignees, and the Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, successors, and assigns. The rights and obligations of the Participant under the Agreement may be assigned only with the prior written consent of the Company.

18.	No Waiver: Either party’s failure to enforce any provision or provisions of the Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of the Agreement. The rights granted to both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available under the circumstances.

19.	Governing Law; Severability: This Agent Plan, the Agreement, and the RSUs are governed by the internal substantive laws, but not the choice of law rules, of the State of Nevada. If any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable, or void, the remainder of this Agreement shall continue in full force and effect.

20.	Entire Agreement: The 2022 Plan is incorporated herein by reference. The 2022 Plan, this Agent Plan and the Agreement constitute the entire agreement of the parties concerning the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except through a writing signed by the Company and Participant.

21.	Contact Information. If you would like to sign up for or terminate your participation in this Agent Plan, please contact representatives of the Company via accounting@larosarealtycorp.com.

Annex B-5